Exhibit 10.11

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT (this “Amendment”) is made as of the 27th day of April, 2009, among:

(a) SHILOH INDUSTRIES, INC., a Delaware corporation (“Borrower”);

(b) the Lenders, as defined in the Credit Agreement, as hereinafter defined;

(c) NATIONAL CITY BANK, as the co-lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”); and

(d) THE PRIVATEBANK AND TRUST COMPANY, as the co-lead arranger and syndication agent.

WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of August 1, 2008, that provides, among other things, for loans and letters of credit aggregating One Hundred Twenty Million Dollars ($120,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:

1. Addition to Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

“Auto Supplier Support Program” means the Auto Supplier Support Program established by the United States Department of the Treasury pursuant to the authority granted to it by and under the Emergency Economic Stabilization Act of 2008 (Pub. L. 110-343, enacted October 1, 2008), as amended.

“Chrysler” means Chrysler LLC, a Delaware limited liability company.

“Chrysler Supplier Purchase Agreement” means that certain Supplier Purchase Agreement among Borrower, Chrysler Receivables SPV LLC and Citibank, which is being entered into on or about the date hereof in connection with the Auto Supplier Support Program.

“Citibank” means Citibank, N.A., a national banking association.

“GM” means General Motors Corporation, a Delaware corporation.

“GM Supplier Purchase Agreement” means that certain Supplier Purchase Agreement among Borrower, GM Supplier Receivables LLC and Citibank, which is being entered into on or about the date hereof in connection with the Auto Supplier Support Program.

2. Amendment to Financial Statements and Information Provision. Section 5.3 of the Credit Agreement is hereby amended to add the following new subsection (i) thereto:

(i) Accounts Sold Pursuant to Supplier Purchase Agreements. Borrower shall deliver to Agent, as frequently as Agent may request, but no less frequently than within five days after the end of each calendar month, a report detailing all Account sales made pursuant to the Chrysler Supplier Purchase Agreement and the GM Supplier Purchase Agreement, including a listing of all such previous Account sales and the payment status of each such Account sale, to be in form and substance reasonably satisfactory to Agent.

3. Amendment to Merger and Sale of Assets Provision. Section 5.12 of the Credit Agreement is hereby amended to add the following new subsections (h) and (i) thereto:

(h) the Companies may sell Accounts owed by Chrysler (or any subsidiary or affiliate of Chrysler) pursuant to the Chrysler Supplier Purchase Agreement, so long as:

(i) unless otherwise agreed to by Agent in writing, all sales are made in accordance with the terms of “Payment Option 1”, as defined in the Chrysler Supplier Purchase Agreement; and

(ii) the “Designated Account”, as defined in the Chrysler Supplier Purchase Agreement, is at all times (A) a Deposit Account maintained with The PrivateBank and Trust Company (or any other Lender that may from time to time maintain the cash management of Borrower), and (B) subject to a Control Agreement in favor of Agent and the Lenders; and

(i) the Companies may sell Accounts owed by GM (or any subsidiary or affiliate of GM) pursuant to the GM Supplier Purchase Agreement, so long as:

(i) unless otherwise agreed to by Agent in writing, all sales are made in accordance with the terms of “Payment Option 1”, as defined in the GM Supplier Purchase Agreement; and

(ii) the “Designated Account”, as defined in the GM Supplier Purchase Agreement, is at all times (A) a Deposit Account maintained with The PrivateBank and Trust Company (or any other Lender that may from time to time maintain the cash management of Borrower), and (B) subject to a Control Agreement in favor of Agent and the Lenders.

4. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

(a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(b) pay all legal fees and expenses of Agent in connection with this Amendment.

5. Authorization to Execute Lien Priority Agreements. Agent is hereby authorized by the Lenders (a) to execute and deliver the Chrysler Lien Priority Agreement on behalf of the Lenders, substantially in the form of Exhibit A hereto, and (b) to execute the GM Lien Priority Agreement on behalf of the Lenders, substantially in the form of Exhibit B hereto.

6. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms; and (h) both the GM Supplier Purchase Agreement and the Chrysler Supplier Purchase Agreement are, or will be upon the execution thereof, substantially in the form of Exhibit C hereto.

7. Waiver and Release. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

8. References to Credit Agreement and Ratification. Each reference that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

9. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

11. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

12. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

[Remainder of page intentionally left blank.]

JURY TRIAL WAIVER. BORROWER, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT’S OR ANY LENDER’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWER, AGENT AND THE LENDERS.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment in Cleveland, Ohio as of the date first set forth above.

SHILOH INDUSTRIES, INC.

By:	/s/ Thomas M. Dugan
Thomas M. Dugan
Treasurer

NATIONAL CITY BANK, as Agent and as a Lender

By:	/s/ Robert S. Coleman
Robert S. Coleman
Senior Vice President

THE PRIVATEBANK AND TRUST COMPANY, as Syndication Agent and as a Lender

By:	/s/ Robert M. Walker
Robert M. Walker
Managing Director

Signature Page to 1 of 2

Second Amendment Agreement

FIRSTMERIT BANK, N.A.

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

RBS CITIZENS, NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page to 2 of 2

Second Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Second Amendment Agreement dated as of April 27, 2009. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF AGENT AND LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWER, AGENT AND LENDERS.

SHILOH CORPORATION		GREENFIELD DIE & MANUFACTURING CORP.

By:	/s/ Thomas J. Stecz	By:	/s/ Thomas J. Stecz
	Thomas J. Stecz		Thomas J. Stecz
	Treasurer		Treasurer

JEFFERSON BLANKING INC.		SHILOH AUTOMOTIVE, INC.

By:	/s/ Thomas M. Dugan	By:	/s/ Thomas J. Stecz
	Thomas M. Dugan		Thomas J. Stecz
	Assistant Secretary		Treasurer

By:	/s/ Thomas J. Stecz
Thomas J. Stecz
Treasurer

Signature Page 1 of 2 to

Acknowledgement and Agreement

SHILOH INDUSTRIES, INC. DICKSON MANUFACTURING DIVISION		LIVERPOOL COIL PROCESSING, INCORPORATED

By:	/s/ Thomas J. Stecz	By:	/s/ Thomas J. Stecz
	Thomas J. Stecz		Thomas J. Stecz
	Treasurer		Treasurer

MEDINA BLANKING, INC.		THE SECTIONAL DIE COMPANY

By:	/s/ Thomas J. Stecz	By:	/s/ Thomas J. Stecz
	Thomas J. Stecz		Thomas J. Stecz
	Treasurer		Treasurer

SECTIONAL STAMPING, INC.

By:	/s/ Thomas J. Stecz
Thomas J. Stecz
Treasurer

Signature Page 2 of 2 to

Acknowledgement and Agreement

EXHIBIT A

CHRYSLER LIEN PRIORITY AGREEMENT

See attached.

EXHIBIT B

GM LIEN PRIORITY AGREEMENT

See attached.

EXHIBIT C

FORM OF SUPPLIER PURCHASE AGREEMENT

See attached.

LIEN PRIORITY AND ASSIGNMENT OF PROCEEDS AGREEMENT

THIS LIEN PRIORITY AND ASSIGNMENT OF PROCEEDS AGREEMENT is made as of                                  by and between Chrysler Receivables SPV LLC (“Purchaser”), with an address at 1000 Chrysler Drive, Auburn Hills, MI 48386,                                  (“Debtor”), with an address at                                  , Citibank, N.A., a national banking association (“Servicer”), with an address at 3S8 Greenwich Street, New York, NY 10013 and National City Bank, as agent (“Creditor”) with an address at 1900 East Ninth Street, Cleveland, Ohio 44114-3484.

RECITALS:

A.

Creditor has loaned, extended credit or otherwise agreed to become a creditor of Debtor and has received, in connection therewith, a security interest in certain property of Debtor, including accounts receivable owed to Debtor by one or more account debtors including Chrysler LLC, a Delaware limited liability company (together with its subsidiaries and affiliates, “OEM”) (such receivables, including related security and the proceeds thereof, the “Creditor Receivables”).

B.

Purchaser from time to time wishes to purchase from Debtor and Debtor wishes to sell to Purchaser, per the terms of that certain Supplier Purchase Agreement between Purchaser, Debtor and Servicer, (as may be amended, restated, supplemented or otherwise modified from time to time, the “SPA”), certain accounts receivable owed to Debtor by OEM (such receivables, including related security and the proceeds thereof, the “Purchaser Receivables”).

C.

It is the desire and intention of the parties hereto to establish, as between themselves, the priority, operation and effect of the security and other interests of Creditor and Purchaser in the Creditor Receivables (including, without limitation, the Purchaser Receivables).

D.

Debtor, Purchaser and OEM are participating in the United States Department of the Treasury (“UST”) Auto Supplier Support Program, certain terms of winch are outlined in Annex A hereto (the “Program Terms”).

E.	Creditor requires that Debtor assign its rights under the SPA to receive payment from Purchaser of the purchase price for the Purchaser Receivables.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

1.	Creditor hereby consents to the sale by Debtor and purchase by Purchaser, from time to time, of the Purchaser Receivables.

2.

Effective upon the purchase by Purchaser of the Purchaser Receivables, Creditor agrees that the security interest of Creditor in the Purchaser Receivables is hereby released automatically and without further action by Creditor or Debtor. If for any reason such purchase of Purchaser Receivables by Purchaser is judicially re-

characterized as a grant of collateral by Debtor to secure a financing, then Creditor agrees that its interest in the Purchaser Receivables is hereby made subordinate, junior and inferior, and postponed in priority, operation and effect, to the security interest of Purchaser in such Purchaser Receivables. Purchaser agrees that any interest it may have in Creditor Receivables (other than Purchaser Receivables) is hereby made subordinate, junior and inferior, and postponed in priority, operation and effect, to the security interest of Creditor in the Creditor Receivables.

3.

As additional security for the indebtedness of Debtor to Creditor, Debtor hereby assigns to Creditor and grants Creditor a security interest in all of the rights of Debtor in and to proceeds or monies due under the SPA.

4.

Servicer and Purchaser acknowledge the foregoing assignment and grant of security interest to Creditor of such funds, moneys and claims for money due or to become due to Debtor under the SPA and Servicer agrees to remit such amounts to the Designated Account (as such term is defined in the SPA).

5.

Upon remittance of the purchase price relating to any Purchaser Receivable to the Designated Account, Servicer and Purchaser shall each be released and discharged of its obligations to Debtor and Creditor with respect to such Purchaser Receivable.

6.

Creditor and Debtor each hereby agree to indemnify and to hold Servicer and Purchaser harmless from any and ail liability or expense which may be incurred by reason of Servicer’s and Purchaser’s recognition of this Agreement and of the security interest herein contained and the making of remittances to the Designated Account as herein provided. The foregoing indemnity shall survive the termination of this Agreement.

7.

The priority and release in the Creditor Receivables and Purchaser Receivables set forth above are notwithstanding the operation or provisions of applicable law, the time, order or method of attachment or perfection of security interests or the time and order of filing of financing statements or any other liens held by the parties, whether under the- Uniform Commercial Code or other applicable law.

8.

Creditor and Purchaser agree that neither shall challenge, contest, or join or support any other person in challenging or contesting, whether directly or indirectly, the validity, perfection, priority or enforceability of the other party’s security interest in the Purchaser Receivables or the Creditor Receivables, as applicable, in a manner inconsistent with this Agreement.

9.

Purchaser agrees to immediately turn or pay over to Creditor any amounts that may come into its possession that derive from Creditor Receivables other than Purchaser Receivables. Creditor agrees to immediately turn or pay over to Purchaser any amounts that may come into its possession that derive from Purchaser Receivables, Except as set forth above, neither party shall have any

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other duty or obligation of any other nature, including with respect to the attachment or creation of any other party’s security interest or any credit decisions of such other party with respect to Debtor. Creditor acknowledges that Purchaser and Debtor have business relationships in addition to the purchase and sale of the Purchaser Receivables.

10.

This Agreement shall remain in effect for as long as the SPA remains in effect or amounts remain outstanding with respect to Purchaser Receivables purchased by Purchaser, whichever is later (including during a bankruptcy proceeding involving Debtor). This Agreement will be binding upon and inure to the benefit of Creditor and Purchaser and their respective successors and assigns.

11.

All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may agree. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party’s address set forth above or to such other address as any party may give to the other in writing for such purpose in accordance with this Section,

12.

This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

13.	This Agreement may be executed in any number of counterparts, which taken together shall constitute a single copy of this Agreement.

14.

This Agreement is governed by the laws of the State of New York. Purchaser and Creditor agree that any New York State or Federal court sitting in New York City shall have non-exclusive jurisdiction to settle any dispute in connection with this Agreement, and the parties hereby submit to the jurisdiction of those courts. Purchaser and Creditor each waive any right to immunity from jurisdiction to which it may be entitled (including, to the extent applicable, immunity from pre-and post-judgment attachment and execution.)

15.

As additional collateral for loans received pursuant to the Program Terms, the Purchaser has collaterally assigned this Agreement to UST. The Creditor hereby acknowledges and consents to such assignment.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date and year first above written.

NATIONAL CITY BANK (Creditor)		CHRYSLER RECEIVABLES SPV LLC
as agent

By:	/s/ Robert S. Coleman	By:
Print Name:	Robert S. Coleman	Print Name:
Title:	Senior Vice President	Title:
Phone:	216-222-9714	Phone:

Shiloh Industries Inc. (Debtor)		CITIBANK, N.A.

By:	/s/ Thomas Dugan	By:
Print Name:	Thomas Dugan	Print Name:
Title:	Treasurer	Title:
Phone:	330-558-2693	Phone:

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Annex A

Auto Supplier Program Terms

Execution Version

PROGRAM TERMS

1.	THE PROGRAM.

These Program Terms apply to the Auto Supplier Support Program (the “Program”) established by the United States Department of the Treasury (the “Lender” or “UST”) pursuant to the authority granted to it by and under the Emergency Economic Stabilization Act of 2008 (Pub. L. 110-343, enacted October 1, 2008), as amended (“EESA”), in which Chrysler Receivables SPV LLC, a Delaware limited liability company (the “Borrower”), a wholly-owned subsidiary of Chrysler LLC, a Delaware limited liability company (the “OEM”), is a participant.

2.	CERTAIN AGREEMENTS RELATED TO THE PROGRAM.

In connection with the Program, the Lender, the Borrower, the OEM, Citibank, N.A., a national banking association (“Citi”), and Eligible Suppliers (defined below) are entering into certain agreements, including, among others:

(a)    that certain Credit Agreement dated as of April 7, 2009 between the Borrower and the Lender (the “Credit Agreement”);

(b)    that certain Security Agreement, of even date with the Credit Agreement, among the Borrower, the Lender, Citi as servicer for the Borrower pursuant to the Servicing Agreement defined below (in such capacity, the “Servicer”) and Citi as Collateral Agent (in such capacity, the “Collateral Agent”) (the “Security Agreement”);

(c)    that certain Pledge Agreement, of even date with the Credit Agreement, among the OEM, the Lender, the Servicer and the Collateral Agent (the “Pledge Agreement”);

(d)    that certain Servicing Agreement, of even date with the Credit Agreement, between the Servicer and the Borrower (the “Servicing Agreement”);

(e)    from time to time. Supplier Purchase Agreements each among the Borrower, Citi and an Eligible Supplier, in substantially the form attached as Exhibit F of the Credit Agreement (each, a “Supplier Agreement”); and

(f)    that certain Paying Services and Supplier Designation Agreement, of even date with the Credit Agreement, between the OEM and Citi as Paying Agent for the OEM (in such capacity, the “Paying Agent”) (the “Paying Services Agreement”).

All references to the agreements identified above in this Section 2 shall, unless otherwise specified, be deemed to refer to such agreements as amended, supplemented, restated’ or otherwise modified from time to time, or any successor or replacement agreement which may be entered into from time to time, subject in each case to any applicable limitations specified herein or therein.

3.	DEFINED TERMS.

In addition to the terms previously defined above, the following terms have the following respective meanings:

(a)    “Adverse Claim”: any mortgage, pledge, security interest, hypothecation, assignment, encumbrance or Hen of or on any Person’s assets or properties in favor of any other Person, other man a tax, mechanics’ or other lien or encumbrance that attaches by operation of law or any subordinated lien permitted under a Lien Priority Agreement.

(b)    “Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

(c)    “Business Day” means a day other than a Saturday, Sunday, a Federal holiday or other day on which commercial banks in New York City are authorized or required by law to close.

(d)    “Credit Memo Receivable”: means a payment from the OEM to a Supplier representing an adjustment to an existing or past Receivable as a result of missing invoices, incorrect receipt of goods, vendor scrap or other adjustments resulting from price changes, quantity discrepancies or vendor returns.

(e)    “Due Date”: with respect a Payment Instruction or a Payment Notification, the Business Day on which the payment obligation of the OEM in respect of that Payment Instruction or Payment Notification, as the case may be, will be due and payable, that date being the earlier of:

(i)	the date specified in the Payment Instruction or Payment Notification, as the case may be, for payment or if such date is not a Business Day, the first Business Day following that date and

(ii)	the date that is two (2) Business Days before the Maturity Date.

(f)    “Eligible Receivable”: shall mean a Receivable which satisfies the following criteria:

(i)

it constitutes a trade account receivable representing a valid obligation of OEM to make payment in United States Dollars to the Eligible Supplier for goods shipped or delivered or services rendered to the OEM;

(ii)

unless such Receivable is a Credit Memo Receivable, it was originated (A) not before March 19, 2009 and (B) not more than 20 Business Days prior to the Purchase Date thereof in the ordinary course of the Eligible Supplier’s business; provided, however, that the foregoing clause (B) shall not apply to Receivables the Purchase Date of which occurs on or before May 4, 2009;

(iii)

unless such Receivable is a Credit Memo Receivable, it has a Due Date at least 30 days after the date of its origination and not later than the earlier of (A) the date occurring 90 days after the date of its origination and (B) the date 2 Business Days prior to the Maturity Date;

(iv)

it arises under an Underlying Contract (A) which, together with such Receivable, is in. full force and effect and constitutes the genuine, legal, valid and binding payment obligation in writing of the OEM, enforceable against the OEM in accordance with its terms and (B) with respect to which, no material default or breach by the OEM under the terms thereof has occurred;

(v)

such Receivable, together with the Underlying Contract related thereto, complied at the time it was originated or made and, as of such Purchase Date, complies in all material respects with all requirements of, and does not contravene in any material respect any, applicable federal, state or local laws and regulations;

(vi)	it has not been satisfied, subordinated, rescinded, or otherwise compromised;

(vii)	it is not subject to any counterclaim, contra-account, volume rebate, cooperative advertising accrual, deposit or offset;

(viii)

it does not arise from a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or similar transaction and is not subject to repurchase, return, rejection, repossession, loss or damage;

(ix)

it represents a final sale with respect to which the goods giving rise to the Receivable have been delivered to and accepted by the OEM or the service giving rise to the Receivable has been completely performed to the satisfaction of the OEM;

(x)	it is not evidenced by a note or other instrument or chattel paper or reduced to judgment;

(xi)	it is not by contract, subrogation, mechanics’ lien laws or otherwise, subject to claims by the Eligible Supplier’s creditors or other third parties, except for any subordinated liens permitted under a Lien Priority Agreement;

(xii)	it does not constitute a service charge, warranty charge or similar charge;

(xiii)	it does not represent an accord and satisfaction in respect of any prior Receivable;

(xiv)	it has not been amended in any respect such that the Principal Balance thereof has been modified;

(xv)	it is not subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to it;

(xvi)	it is not the subject of any pending or threatened litigation;

(xvii)	it is free and clear of any Adverse Claim other than (x) the security interest therein then being granted to Purchaser or (y) any subordinated liens permitted under a Lien Priority Agreement;

(xviii)	as to which Receivable, all filings (including UCC filings) necessary in any jurisdiction to give the Purchaser a first perfected ownership interest in such Receivable shall have been made;

(xix)

as of the Purchase Date thereof, the Credit Agreement has not terminated and no notice of termination of the Commitment (as defined in the Credit Agreement) has been given by the Lender thereunder; and

(xx)

as of the Purchase Date thereof the OEM was not the subject of any bankruptcy, insolvency or reorganization proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property;

provided, that, in the context of any representation or warranty made by the OEM or the Borrower in, or pursuant to, any Transaction Document that any Receivable is an Eligible Receivable., the OEM or the Borrower (as the case may be) shall be deemed to have represented and warranted as to the matters set forth in clause (xi) of the definition of “Eligible Receivable” to the knowledge of the OEM and the Borrower; and

provided, further, in the context of any representation or warranty made by any Person in, or pursuant to, any Transaction Document or Supplier Agreement that any Receivable is an Eligible Receivable, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (xvi) (solely with respect to threatened litigation) to the knowledge of such Person; and

provided further, that, in the context of any representation or warranty made by the Eligible Supplier in, or pursuant to, any Supplier Agreement that any Receivable is an Eligible Receivable, the Eligible Supplier shall be deemed to have represented and warranted as to the matters set forth in clauses (xix) and (xx) of the definition of “Eligible Receivable” to the knowledge of the Eligible Supplier; and

provided further, that, in the context of any representation or warranty made by any Person (other than Citi) in, or pursuant to, any Transaction Document or Supplier Agreement that any Receivable is an Eligible Receivable, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (xviii) of the definition of “Eligible Receivable” to the knowledge of such Person.

(g)	“Eligible Supplier”: a Person that:

(i)	is not an Affiliate of the Borrower or the OEM;

(ii)	is a party to an Underlying Contract;

(iii)	has been designated by the OEM as an “Eligible Supplier” in a written notice to the Servicer for participation in the Program;

(iv)	is not an Ineligible Supplier; and

(v)	is (A) a party to a Supplier Agreement, and (B) not in breach of default of any of the representations, warranties or covenants of such Supplier Agreement;

provided that, in the context of any representation or warranty made by the a Person in, or pursuant to, any Supplier Agreement that such Person is an Eligible Supplier, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (iii) of the definition of “Eligible Supplier” to the knowledge of such Person.

(h)    “Executive Order 33324” means Executive Order No. 13224, effective as of September 24, 2001 and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism, 66 Fed. Reg. 49079(2001).

(i)    “Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and. any self-regulatory organization.

(j)    “Immediate Pay Receivable”: any Purchased Receivable with respect to which the selling Eligible Supplier has elected under the corresponding Supplier Agreement to be paid the Purchase Price at or immediately following the sale of such Purchased Receivable to the Borrower (i.e., Payment Option 1 under the Supplier Agreement).

(k)    “Ineligible Person”: any Person that:

(i)

is named, identified, described on or included on (A) the list of Specially Designated Nationals promulgated by OFAC from time to time or (B) any blocked persons list, designated nationals lists, denied persons list entity list debarred party list, unverified list, sanctions list or other list of Persons with whom United States Persons may not conduct business, including lists published or maintained by the United States Department of Commerce and lists published or maintained by the United States Department of State;

(ii)	is subject to the provisions of, or owned or controlled by or acting for or on behalf of any Person that is subject to the provisions of, Executive Order 13324;

(iii)	commits, threatens or conspires to commit or threaten “terrorism” (as defined in Executive Order 13324);

(iv)

is subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., the foreign assets control regulations of UST (31 C.F.R. Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or regulations promulgated thereunder (including Executive Order 13224 and the USA PATRIOT Act); or

(v)	is an Affiliate of or affiliated with any Person listed above;

provided, that, in the context of any representation or warranty made by the OEM or the Borrower in, or pursuant to, any Transaction Document that any Person is an Eligible Supplier or is not an Ineligible Supplier, the OEM or the Borrower (as the case may be) shall be deemed to have represented and warranted as to the matters set forth in the definition of “Ineligible Person” to the knowledge of the OEM and the Borrower.

(1)	“Ineligible Supplier”: any Person;

(i)	that is an. Ineligible Person; or

(ii)

as to which UST has notified the OEM, the Borrower and the Servicer, in its capacity as servicer for the Borrower, in writing that UST has determined, after reasonable consultation with the Borrower and the OEM, that such Person is not eligible for participation in the Program; provided, that such determination shall ultimately rest with UST in its sole discretion, notwithstanding any consultation with the Borrower or OEM.

(m)	“Insolvency Event” means, with respect to a specified Person:

(i)

the commencement of any case, proceeding or other action by such Person (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or

(ii)

the commencement against such Person of any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of 90 days; or

(iii)

the commencement against such Person of any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 90 days from the entry thereof; or

(iv)	such Person (excluding the OEM) taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i). (ii), or (iii) above; or

(v)	such Person (excluding the OEM) generally not, or being unable to, or admitting in writing its inability to, pay its debts as they become due; or

(vi)	such Person making a general assignment for the benefit of its creditors.

(n)    “Lien Priority Agreement” means a Lien Priority Agreement between any Supplier and a creditor of such Supplier in the form attached as Exhibit C to the Servicing Agreement.

(o)    “Maturity Date”; April 7, 2010, and any extensions of such date pursuant to the Credit Agreement.

(p)    “OFAC” means the Office of Foreign Assets Control of UST.

(q)    “Pay at Maturity Receivable”: any Purchased Receivable with respect to which the selling Eligible Supplier has elected under the corresponding Supplier Agreement to be paid the Purchase Price at the Due Date thereof (i.e., Payment Option 2 under the Supplier Agreement).

(r)    “Payment Instruction”: as defined in the Paying Services Agreement.

(s)    “Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

(t)    “Principal Balance” of a Receivable means the face amount of such Receivable specified in the associated Payment Instructions.

(u)    “Purchase Date” means, with respect to any Eligible Receivable, the date such Eligible Receivable becomes a Purchased Receivable.

(v)    “Purchase Price”; as defined in the Supplier Agreements.

(w)    “Purchased Receivables”; Eligible Receivables purchased by Borrower from time to time pursuant to any Supplier Agreement.

(x)    “Purchaser”: Borrower, in its capacity as the “Purchaser” under any Supplier Agreement.

(y)    “Receivables” means accounts, instruments, documents, contract rights, general intangibles and chattel paper (as such terms are defined in the Uniform Commercial Code in effect in the State of New York), and all other forms of obligation owing to a Supplier by OEM, whether now existing or hereafter created, that represent bona fide obligations of OEM arising out of the Supplier’s sale and delivery of goods or services, together with the Related Security, and with respect to each of the foregoing, all proceeds thereof.

(z)    “Related Security” means, with respect to any Receivable (i) all of the related Supplier’s interest in any merchandise (including returned merchandise) relating to any sale giving rise to such Receivable and all of the related Supplier’s rights of reclamation or rights to any administrative expense or priority claim under section 503(b)(9) of Title II of the United States Code or otherwise with respect to any merchandise relating to any sale giving rise to such Receivable and all administrative claims related thereto arising as a result of any Insolvency Event with respect to the account debtor of any such Receivable; (ii) all security interests or liens and property subject thereto purporting to secure payment of such Receivable; (iii) all tax refunds and proceeds of insurance with respect thereto; (iv) all guaranties, insurance, other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable; and (iv) all books, records and other information relating to such Receivable.

(aa)    “Transaction Documents” has the meaning assigned in the Credit Agreement.

(bb)    “Underlying Contract”: a contract (including a purchase order or invoice) entered into in the ordinary course of business between an Eligible Supplier and the OEM pursuant to which the Eligible Supplier is entitled to receive payments from the OEM for goods and services provided to the OEM.

(cc)    “USA PATRIOT Act”: the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56.

SUPPLIER PURCHASE AGREEMENT

Dated as of	April 27,	2009,	between	Shiloh Industries Inc,
	month/day	year		full, registered legal name of your company (incl. “Inc.”, “LLC” or “Co.” if applicable)

	, a	Delaware	Corp	(“Supplier”),
any DBA in parenthesis here [ex: (DBA: ABC Tools)]		state of company registration	type

GM Supplier Receivables LLC, a Delaware limited liability company (“Purchaser”), and Citibank, N.A., a national banking association (“Citibank”).

BACKGROUND

A.     From time to time Supplier enters into commercial trade transactions with General Motors Corporation, a Delaware corporation (“OEM”) or its Approved Affiliates, if any, for the sale of goods or services, resulting in Receivables (as defined below) owed by OEM or such Approved Affiliates to Supplier.

B.     OEM is participating in the United States Department of the Treasury (“UST”) Auto Supplier Support Program, certain terms of which are outlined in Annex A hereto (the “Program Terms”).

C.     From time to time Supplier wishes to sell to Purchaser, and Purchaser wishes to purchase from Supplier, certain identified Eligible Receivables (as defined below) that are processed through the System (as defined below), subject to the Program Terms and the other terms and conditions set forth in this Agreement.

D.     To facilitate the processing of such Eligible Receivables, and payments made with respect thereto, OEM, Supplier and Purchaser intend to utilize one or more computerized settlement systems, including related services, Equipment and Software (as further defined in Article III of this Agreement and, collectively, the “System”) provided by Citibank. Citibank is prepared to provide to Supplier a license to the System, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms, conditions, representations and warranties contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Supplier, Purchaser and Citibank agree as follows:

ARTICLE I:  DEFINITIONS

In this Agreement:

“Agreement” means this Supplier Purchase Agreement, including all Schedules hereto, as amended from time to time.

“Approved Affiliate” means each subsidiary or affiliate of OEM, if any, participating in the Auto Supplier Support

Program with the consent of UST and listed on Schedule II hereto, as the same may be updated from time to time with the consent of UST.

“Business Day” has the meaning set forth in the Program Terms.

“Collateral Account” means the account established by Purchaser into which Purchaser is required to deposit all amounts payable to it by OEM or any Approved Affiliate in respect of any Purchased Receivables.

“Designated Account” means the bank account identified in the Set-Up Form completed by Supplier in order for Citibank to implement the services contemplated in this Agreement, as such information may be modified from time to time with prior written notice to Citibank (and following Citibank’s uploading of such information into the System).

“Discount Charge” means, with respect to any Receivables that are the subject of any Purchase Offer hereunder, (a) if Payment Option 1 has been elected by Supplier, an amount equal to 3.0% of the face amount of such Receivables or (b) if Payment Option 2 has been elected by Supplier, an amount equal to 2.0% of the face amount of such Receivables.

“Due Date” has the meaning set forth in the Program Terms.

“Eligible Receivable” has the meaning set forth in the Program Terms.

“Equipment” means all equipment provided by or on behalf of Citibank to the other Parties for the purpose of accessing or using the System, including all authentication products.

“Insolvency Event” has the meaning set forth in the Program Terms.

“Intellectual Property Rights” means all rights in inventions, patents, copyrights, design rights, database rights, trademarks and trade names, service marks, trade secrets, know-how and other intellectual property rights (whether registered or unregistered) and all applications and rights to apply for any of them anywhere in the world that apply to the Licensed Resources.

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“Lender” has the meaning set forth in the Program Terms.

“License” has the meaning set forth in Section 3.1.

“Licensed Resources” means, collectively, the System and the Policies and Procedures.

“Losses” shall mean any claims, liabilities, losses, damages, costs or expenses, including reasonable attorneys’ fees and disbursements, other dispute resolution expenses (including reasonable fees and expenses in preparation for a defense of any investigation, litigation or proceeding) and costs of collection.

“Maturity Date” has the meaning set forth in the Program Terms.

“Message” has the meaning set forth in Section 2.5.

“NYUCC” means the Uniform Commercial Code in effect in the State of New York.

“Party” or “Parties” means any or all of Supplier, Purchaser or Citibank, as the context requires.

“Payment Notification” means, with respect to an Eligible Receivable, the notification sent by Citibank, in its capacity as paying agent for OEM and its Approved Affiliates (the “Paying Agent”), to Supplier through the System, notifying Supplier that OEM has instructed the Paying Agent to make payment from OEM’s account of a specified amount on the applicable Due Date in payment of such Eligible Receivable.

“Payment Notification Cut-Off Date” means the last Business Day of the calendar month preceding the Maturity Date.

“Payment Option 1” and “Payment Option 2” have the meaning set forth in Section 2.4.

“Person” has the meaning set forth in the Program Terms.

“Policies and Procedures” means all tangible printed information (including any in electronic form) provided from time to time by or on behalf of Citibank to the other Parties in connection with the use of the System.

“Purchased Receivable” has the meaning set forth in the Program Terms.

“Purchase Offer” and “Purchase Price” have the meanings set forth in Section 2.1.

“Qualifying Payment Notification” means a Payment Notification received by Supplier on or prior to the Payment Notification Cut-Off Date.

“Receivables” has the meaning set forth in the Program Terms.

“Related Security” has the meaning set forth in the Program Terms.

“Representatives” has the meaning set forth in the Servicing Agreement.

“Security Agreement” has the meaning set forth in the Program Terms.

“Set-Up Form” means the program set-up form completed by Supplier in connection with the transactions contemplated hereby.

“Software” means all software, programming or object code provided by or on behalf of Citibank to the other Parties for utilizing a computer or like device to use the System.

“System” has the meaning set forth in the Recitals hereto.

ARTICLE II:  RECEIVABLES SALE AND PURCHASE

2.1    Purchase Offers.    Upon Supplier’s receipt of a Qualifying Payment Notification, Supplier is deemed to automatically offer to sell to Purchaser the Eligible Receivables (a “Purchase Offer”) described in such Payment Notification at a price (the “Purchase Price”) equal to the face amount of such Eligible Receivables as specified in such Qualifying Payment Notification less the applicable Discount Charge.

2.2    Agreement to Purchase.    In accordance with the terms and subject to the conditions hereinafter set forth, upon Supplier’s receipt of a Qualifying Payment Notification, Purchaser agrees to purchase from Supplier, all of Supplier’s right, title and interest in and to all of the Eligible Receivables described in such Qualifying Payment Notification for a price equal to the Purchase Price.

2.3    Receivables Purchase,    (a) Supplier hereby agrees that, simultaneously with receipt of any Qualifying Payment Notification, the Purchase Offer corresponding to such Qualifying Payment Notification will be deemed accepted by Purchaser and Supplier will be deemed to have (i) transferred to Purchaser all of Supplier’s present and future right, title and interest in, to and under the Eligible Receivables to which such Qualifying Payment Notification relates, and (ii) provided notice to the Paying Agent of Supplier’s designation of Purchaser as the entity to receive payment of the amount specified in OEM’s Qualifying Payment Notification with respect to such Eligible Receivables. No further writing shall be necessary to evidence such transfer of ownership. In furtherance of the foregoing, Supplier agrees to sign all such other documents, and take all such further actions, as Purchaser may reasonably request from time to time to evidence this transfer of ownership. Provided that sufficient funds are made available to Paying Agent by OEM (or, by OEM on behalf of an Approved Affiliate) at or prior to 12:00 noon New York time one Business Day prior to the Due Date, Citibank shall make payment of OEM’s or such Approved Affiliate’s obligations to the Purchaser or its designee on the Due Date, in accordance with the terms of each Qualifying Payment Notification, by automated clearing house network or wire transfer of immediately available funds to the Collateral Account.

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(b)    Supplier hereby agrees that its obligations under this Agreement and any Purchase Offers issued by it shall not be affected by the invalidity, unenforceability, existence, performance or non-performance of the relevant underlying transaction, which (and any liability for which) shall be between Supplier and OEM or Approved Affiliate, as the case may be, only (provided that this clause (b) shall not limit Supplier’s liability for any breach of a representation or warranty made by it in this Agreement).

(c)    It is the intention of Supplier and Purchaser that each purchase and sale of Eligible Receivables pursuant to this Article II shall constitute a true sale, which sale will be absolute and irrevocable and provide Purchaser with the full benefits and burdens of ownership of such Eligible Receivables. Except as provided in Sections 2.3(d) and 6.5, the sale of Eligible Receivables hereunder is made without recourse to Supplier; provided, however, that such sale does not constitute and is not intended to result in an assumption by Purchaser or Citibank of any obligation of Supplier or any other person arising in connection with the Eligible Receivables or any other obligations of Supplier. In the event, but only to the extent, that the conveyance of any Eligible Receivables by the Supplier hereunder is characterized by a court or other governmental authority as a loan rather than a sale, the Supplier shall be deemed hereunder to have granted to Purchaser effective as of the date of the first purchase under this Agreement, a security interest in all of Supplier’s right, title and interest in, to and under all of the Eligible Receivables sold by it, whether now or hereafter owned, existing or arising. Such security interest shall secure any and all rights of, and payments owed to, Purchaser under this Agreement, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent. Purchaser shall have, in addition to all the other rights and remedies available to Purchaser under this Agreement and applicable law, all the rights and remedies of a secured party under the NYUCC, and this Agreement shall constitute a security agreement under applicable law. Purchaser will cause all of its applicable books and records (including, computer and other electronic records) to clearly and accurately reflect that Purchaser has purchased the Purchased Receivables.

(d)    If any Receivable for which the Purchaser has paid to Supplier the applicable Purchase Price is subsequently determined by Purchaser or Citibank not to have been an Eligible Receivable as of the date of the corresponding Purchase Offer, and such failure is a result of the inaccuracy of any of Supplier’s representations or warranties hereunder, then Supplier agrees that, at Purchaser’s election, Supplier will repurchase the affected Receivable from Purchaser for a price equal to its Purchase Price (provided that Supplier agrees that Purchaser may effect such repurchase by setting off any obligations, including any obligation to pay any Purchase

Price, whether then existing or thereinafter arising, owed to Supplier hereunder). Following the repurchase by Supplier of any ineligible Receivable in accordance with the foregoing, Purchaser and Citibank agree that (i) Citibank will make payment to the Designated Account on the Due Date specified in the Payment Notification corresponding to such Receivable (to the extent funds are provided for such payment by OEM (or by OEM on behalf of an Approved Affiliate)) or (ii) to the extent OEM has theretofore discharged its (or its Approved Affiliate’s) obligation in respect of such Receivable by payment to Purchaser, Purchaser shall pay to Supplier an amount equal to such payment received by it from OEM (or, from OEM on behalf of an Approved Affiliate) (in each case, taking into account any setoff exercised in accordance with the preceding sentence).

2.4    Payment of Purchase Price.

Important: Supplier must elect either Payment Option 1 (Immediate Payment) or Payment Option 2 (Payment on Maturity). If no Payment Option is selected by Supplier, Supplier will be deemed to have elected Payment Option 1 (Immediate Payment). The Payment Option selected by Supplier will be applicable to all Eligible Receivables purchased from Supplier hereunder and may not be modified without the prior written consent of Purchaser and Citibank (such consent not to be unreasonably withheld).

CHECK ONE BOX BELOW.

PAYMENT OPTION 1: IMMEDIATE PAYMENT

☒    If Payment Option 1 is elected or deemed to have been elected. Purchaser shall pay to Supplier the Purchase Price for the Eligible Receivables to which a Purchase Offer relates by depositing the Purchase Price therefor in the Designated Account on or before the close of business on the fourth Business Day following Supplier’s receipt of such Purchase Offer.

OPTION 2: PAYMENT ON MATURITY

☐    If Payment Option 2 is elected, Purchaser shall pay to Supplier the Purchase Price for the Eligible Receivables to which a Purchase Offer relates by depositing the Purchase Price therefor in the Designated Account on or before the close of business on the Due Date.

Regardless of whether Payment Option 1 or Payment Option 2 is elected (or deemed elected) by Supplier, it is the intention of Supplier and Purchaser that each purchase and sale of any Eligible Receivables pursuant to this Article II shall constitute a true sale at the time each Purchase Offer is accepted by Purchaser as provided in Section 2.3 above, and at such time, all of Supplier’s present and future right, title and interest in, to and under such Eligible Receivables shall be deemed transferred to Purchaser, following which Purchaser will have the full benefits and burdens of ownership of such Eligible Receivables as provided in Section 2.3 above (including

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the risk of non-payment by OEM or Approved Affiliate).

2.5     Messages.  Supplier shall use the System to send all information, instructions and messages (“Messages”) under this Agreement (including, without limitation, any updates to the Supplier’s list of personnel authorized to use the System on Supplier’s behalf). Any Message sent by Supplier via the System is valid and binding on Supplier, and Citibank and Purchaser are entitled to rely thereon, irrespective of any error or fraud contained therein or the identity of the individual who sent the Message, except to the extent that such error or fraud or use of the System by an unauthorized third party is a result of the failure by Citibank to use commercially reasonable security measures to prevent unauthorized access to the System. Supplier agrees that the act of sending a Message electronically in accordance with this Agreement is as legally binding as if Supplier had manually executed and delivered that Message in written form, and that Supplier will not contest the validity, legally binding nature or enforceability of that Message on the basis that the act of sending the Message electronically is invalid or not binding on Supplier.

ARTICLE III:  LICENSE TO THE SYSTEM

3.1     License Grant.  (a)  Subject to the terms and conditions set forth herein, Citibank hereby grants to Supplier a limited, personal, non-exclusive, nontransferable license and right, without the right to further sublicense, during the term of this Agreement, to access and use the Licensed Resources, solely for the purposes contemplated by this Agreement (the “License”). Except as expressly set forth in this Agreement, Supplier shall have no other right (including any ownership right or intellectual property right), title or interest to or in the Licensed Resources or any portion thereof.

(b)    Supplier acknowledges that, as between Citibank and Supplier, all right, title and interest in and to the System, including without limitation, all Intellectual Property Rights therein, are vested, and shall remain vested, in Citibank and its licensors. Notwithstanding anything to the contrary contained herein and except as otherwise may be expressly agreed in writing, all right, title and interest in and to revisions, upgrades, updates, derivative works and other improvements to the System shall vest solely in Citibank and its licensors. Except for the grant herein by Citibank to Supplier, nothing in this Agreement shall act to operate as an assignment or other transfer of any of such rights to Supplier.

3.2     Usage,    (a)  Supplier shall access and use the System only in accordance with this Agreement and the Policies and Procedures. Supplier shall remain informed as to any updates to the Policies and Procedures that may be implemented from time to time. Approval of an update shall be deemed to be given by Supplier if Supplier continues to utilize the System subsequent to the publication of any such update.

(b)    Supplier shall promptly use any successors, updates, new releases or replacements of any portion of the Equipment or Software provided to it from time to time by Citibank or otherwise, for use in accessing the System, and cease to use the previous version or release of such portion.

(c)    Supplier shall have the right under the License to use the content of the System website on a computer screen, to print reasonable extracts from the website, and to save reasonable copies to its hard drive(s), in each case solely for the purposes contemplated by this Agreement. All other copying, distribution or commercial use of any of the content of the website is strictly forbidden. Except for the limited right granted by this Section 3.2(c), no other right or license is granted in respect of the content of the website.

(d)    Supplier shall not have the right to, and shall not, without the written consent of Citibank, alter or modify the whole or any part of the Licensed Resources.

3.3    Security.     Supplier shall safeguard and keep confidential, and put into effect and maintain commercially reasonable security measures to safeguard and keep confidential, the Licensed Resources. In furtherance of the foregoing, Supplier agrees that:

(i) it will not knowingly interfere with, defeat, circumvent or tamper with any information or instruction that is, by the terms of this Agreement or the Policies and Procedures, to be transmitted through the System, or with the restrictions on use of functionality or access to information on any portion of the System, or attempt to do so;

(ii) it will not knowingly introduce into any portion of the System any virus or other data or code that harms, or may adversely affect, the operation of the System; and

(iii) it will ensure that all Messages being communicated by it through the System are sent in accordance with this Agreement and the Policies and Procedures.

3.4      System Availability.    Supplier acknowledges and agrees that: (i) Citibank does not represent or warrant that the System will be error-free; and (ii) there will be downtime from time to time when the System cannot be accessed. In addition, Supplier acknowledges and agrees that it is responsible for providing and maintaining, and Citibank has no liability or responsibility in respect of, equipment not supplied by or on behalf of Citibank, or utility services that Supplier utilizes as a result of its participation in the System and maintaining a link to the System. Citibank may terminate or suspend Supplier’s access to the Licensed Resources, with immediate effect upon notice to Supplier, in the event any licensor of the Licensed Resources terminates or suspends, as the case may be, Citibank’s right to provide the Licensed Resources to Supplier or as provided in Section 6.6. Supplier acknowledges and agrees that Purchaser does not make

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any representation or warranty, and shall have no liability to Supplier, with respect to the System.

ARTICLE IV:  FEES AND CHARGES

No processing, licensing or other fees or charges will be payable by Supplier or Purchaser to Citibank hereunder, and other than the applicable Discount Charge payable by Supplier, no other fees or charges will be payable by Supplier to Purchaser. Purchaser acknowledges that it is paying fees to Citibank pursuant to the terms of the Servicing Agreement.

ARTICLE V:  REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1    Mutual Representations and Warranties of the Parties.  Each Party represents and warrants as follows: (i) it is validly existing and in good standing and has the power to enter into and perform, and has all necessary authorizations for the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement; (ii) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with the Agreement’s terms; and (iii) its execution, delivery and performance of this Agreement does not contravene its constitutive documents or any contract binding on or affecting it or any of its properties, does not violate any applicable law, regulation or order, and does not require any notice, filing or other action to or by any governmental authority, except for the financing statements or other instruments or notices referred to in Section 5.3(g).

5.2    Supplier Representations and Warranties.  Supplier hereby agrees that, by issuing a Purchase Offer with respect to any Receivable, Supplier will be deemed to have made each of the following representations and warranties as of the date of such Purchase Offer (and, in the case of the representation in clause (a)(i) below, as of the date any Purchase Price is paid to Supplier hereunder):

(a)    (i)  Supplier is an Eligible Supplier, and (ii) each Receivable which is the subject of such Purchase Offer is an Eligible Receivable.

(b)    Each such Receivable (i) is the exclusive property of Supplier, free and clear of all security interests, liens or claims of any kind; (ii) is based on a sale of goods or services that have been delivered to and accepted by OEM or an Approved Affiliate, and complies with all applicable legal requirements; (iii) constitutes a valid, binding and unconditional obligation of OEM or an Approved Affiliate to pay the full amount of such Receivable, free of any defense, set-off or counterclaim; and (iv) is not disputed by OEM or any other person, and is not the subject of any legal or arbitral proceeding.

(c)    The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of Supplier as of the date hereof are correctly set forth in Schedule I. Supplier has not (i) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the NYUCC), (ii) except as specified in Schedule I, heretofore changed its name, or (iii) except as specified in Schedule I, heretofore become a “new debtor” (as defined in Section 9-102(a)(56) of the NYUCC) with respect to a currently effective security agreement previously entered into by any other Person.

(d)    With respect to each Receivable purchased by the Purchaser hereunder, the consideration received from the Purchaser in respect of such Receivable represents adequate consideration and fair and reasonably equivalent value for such Receivable.

(e)    Supplier is not in breach of any of its obligations under this Agreement.

5.3    Supplier Covenants.  Supplier hereby covenants and agrees with the other Parties as follows:

(a)    Supplier shall use the System solely to settle the purchase of Eligible Receivables as contemplated by this Agreement and shall not use the System for investment or arbitrage purposes, or for any money laundering purpose, or in contravention of any law or regulation. Supplier shall not use the System in any manner that would violate the Program Terms.

(b)    Supplier shall comply with all relevant laws and regulations applicable to this Agreement and the Purchased Receivables and transactions conducted using the System including, without limitation, ail applicable Program Terms and all applicable export control laws, and shall keep its state or other jurisdiction of organization and the office where it keeps its records concerning the Purchased Receivables at the address set forth in Section 6.9. Supplier shall timely and fully perform and comply with all provisions required to be observed by it under the contracts related to the Purchased Receivables and promptly inform Purchaser and Citibank of any breach or default by Supplier of any of the terms hereof or thereof.

(c)    Supplier shall not (i) sell or otherwise dispose of or permit any encumbrance on the Purchased Receivables other than Purchaser’s interest therein, (ii) amend or extend the payment terms of any Purchased Receivable or (iii) take or omit any action that might in any way prejudice or limit Purchaser’s rights with respect to any such Receivable or this Agreement.

(d)    Supplier shall maintain and implement administrative and operating procedures, and keep and maintain all documents, books, records and other information reasonably necessary for the collection of all Purchased Receivables, and with respect to compliance of the underlying commercial transactions with applicable law. Supplier shall retain each record required to be maintained under this Section 5.3(d) during the term of this Agreement and, if applicable, for such longer period

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as may be required by law. Supplier shall make such procedures, documents, books, records and other information available to Purchaser and its agents, representatives and relevant authorities upon request, and shall allow copies or extracts thereof to be made, as Purchaser deems necessary. All information provided by Supplier to Citibank or Purchaser from time to time in connection with this Agreement shall be true and accurate in all material respects, and Citibank and Purchaser are hereby authorized from time to time to verify information about Supplier.

(e)    Supplier will (i) cause all of its applicable books and records (including, computer and other electronic records) to clearly and accurately reflect that Purchaser has purchased the Purchased Receivables and will not, and will not permit any Person with which it is consolidated for accounting purposes to, account for or otherwise treat the transactions hereunder in any manner other than a true sale and absolute transfer of title and beneficial ownership of the Purchased Receivables, and (ii) at Purchaser’s request, transfer possession to Purchaser of all the receipts, order slips, acceptances, and other records or documentation pertaining to the sale of goods or services to which such Receivables relate. Supplier shall maintain procedures (including, without limitation, an ability to recreate records evidencing specific Purchased Receivables and related contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information that are reasonably necessary for collecting all Purchased Receivables (including, without limitation, records adequate to permit the daily identification of each Purchased Receivable and all collections or adjustments with respect thereto).

(f)    Without at least 30 days’ prior written notice to Citibank and Purchaser, Supplier shall not (i) change its location (as defined in Section 9-307 of the NYUCC), or (ii) change its name from the name shown as its current legal name on Schedule I.

(g)    Supplier hereby irrevocably authorizes Purchaser, in its sole discretion, to file (or cause to be filed) one or more financing statements (and other similar instruments) and amendments thereto, relative to all or any part of the Purchased Receivables, without the signature of Supplier, to the extent permitted by applicable law. If not so permitted by applicable law, or in such other circumstances as Purchaser may reasonably request, Supplier will execute and file any such financing statements and amendments thereto, and such other instruments or notices and take such other actions as Purchaser may reasonably request, as may be necessary or appropriate to perfect and maintain the perfection of Purchaser’s ownership and security interest in such Receivables.

ARTICLE VI:  MISCELLANEOUS

6.1    Waivers; Severability.  No delay or failure of any Party hereto in exercising any right, privilege or option under this Agreement shall operate as a waiver of such or of any other right, privilege, or option. If any provision of this Agreement is or becomes illegal or invalid under any applicable law, the validity of the remaining provisions shall not be affected thereby.

6.2    Limitation on Liability.     (a) Citibank and Purchaser shall be entitled to rely on any communication sent by Supplier, irrespective of any error or fraud contained in the communication or the identity of the individual who sent the communication, and shall not be liable for any action taken or omitted in reliance on any notice, direction, consent, certificate, affidavit, statement, designation or other paper or document reasonably believed by it to be genuine and to have been duly and properly signed or presented to it by Supplier.

(b)    Except for liabilities to third parties relating to defense and indemnification obligations hereunder, no Party shall be liable to any other Party or responsible for any loss of business or profits, revenue or goodwill, or any indirect or consequential, special, exemplary or punitive losses or damages, whether arising from negligence, breach of contract or otherwise, even if informed of the possibility of those losses or damages.

(c)    Citibank shall not be liable to Supplier for any Losses arising out of or relating to any of its actions or omissions to act hereunder, except to the extent that any such Losses are caused by Citibank’s gross negligence or willful misconduct. Citibank’s liability for any Losses to Purchaser shall be governed solely and exclusively by the terms of the Servicing Agreement.

(d)    No Party shall be deemed to be in default of any of the obligations required to be performed by it under this Agreement to the extent that performance thereof is delayed, hindered or becomes impossible because of any act of God or public enemy, hostilities, war (declared or undeclared), guerilla activities, terrorist activities, act of sabotage, blockade, earthquake, flood, landslide, avalanche, tremor, ground movement, hurricane, storm, explosion, fire, labor disturbance, riot, insurrection, strike, sickness, accident, civil commotion, epidemic, act of government or its agencies or officers, power interruption or transmission failure or any other cause beyond the reasonable control of such Party.

6.3    No Implied Duties or Warranties.  Citibank shall be obliged to perform such duties and only such duties as are specifically set forth herein, and no implied duties or responsibilities shall be read or implied into this Agreement against Citibank. Notwithstanding any other provision elsewhere contained in this Agreement, Citibank shall have no duties or obligations hereunder to any person or entity other than Purchaser and Supplier and, without limiting the foregoing, does not assume any obligation or relationship of agency or trust hereunder for,

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or with, Supplier, Purchaser, or any other persons. Except as expressly provided in this Agreement, no representation, warranty, term or condition, express or implied, statutory or otherwise, is given or assumed by Citibank in respect of the Licensed Resources. Without limiting the foregoing, Purchaser and Supplier understand that Citibank is not giving any representation or warranty as to condition, performance, fitness for purpose, suitability, merchantability, quality or otherwise, or of non-infringement, and that the Licensed Resources are provided as is, except as expressly provided herein. Nothing herein shall limit the obligations of Citibank under any other agreement it may have with any other Party or the UST.

6.4    Confidentiality: Inspection Rights of UST.    (a) Each Party agrees to maintain the confidentiality of any Confidential Information (as defined below) of the other Party to which it has access under the System or otherwise under this Agreement, and to use such Confidential Information only for the purposes of exercising its rights and performing its obligations under this Agreement, and not for its own personal gain or benefit. “Confidential Information” shall mean information of a Party that the receiving Party knows or reasonably should know to be confidential to such first Party; provided, however, that the term does not include any information that the receiving Party can demonstrate, by clear and convincing evidence: (i) to be part of the public domain without any breach of this Agreement by the receiving Party; (ii) to be or to become generally known to the general public or organizations engaged in the same or similar businesses as the receiving Party on a non-confidential basis, through no wrongful act of such Party; (iii) to be known by the receiving Party prior to disclosure to it hereunder without any obligation to keep it confidential; (iv) to be disclosed to it by a third party which, to the best of the receiving Party’s knowledge, is not required to maintain the information as proprietary or confidential; (v) to be independently developed by the receiving Party without reference to Confidential Information of the other Party; or (vi) to be the subject of a written agreement whereby the other Party consents to the disclosure of such Confidential Information on a non-confidential basis. Notwithstanding anything to the contrary in this Agreement, UST shall have the right to disclose any documents and information provided to it hereunder to its Representatives and nothing herein shall prevent UST from disclosing any such documents or information to the extent required by any legal requirements or by any subpoena or similar legal process. UST understands that the documents and information may contain commercially sensitive confidential information entitled to an exception from a Freedom of Information Act request.

(b)    Notwithstanding the foregoing, any Party may disclose Confidential Information obtained from any other Party to any authority of competent jurisdiction if disclosure is required pursuant to a court order or instruction of any regulatory or supervisory authority having jurisdiction over it, provided that the disclosing Party shall have given such other Party prompt notice thereof (unless it has a legal obligation to the contrary) so that such other Party may seek a protective order or other appropriate remedy to prevent disclosure.

(c)    At all times during the term of this Agreement, the Supplier shall permit (i) the Lender and its agents, consultants, contractors and advisors, (ii) the Special Inspector General of the Troubled Asset Relief Program, and (iii) the Comptroller General of the United States access to personnel and any books, papers, records or other data delivered to it hereunder or otherwise in its possession, custody or control, in each case to the extent relevant to ascertaining compliance with the terms and conditions set forth herein and the Program Terms, during normal business hours and upon reasonable notice to the Supplier, as the case may be; provided that prior to disclosing any information pursuant to clause (i), (ii) or (iii) , the Lender, the Special Inspector General of the Troubled Asset Relief Program and the Comptroller General of the United States shall have agreed, with respect to documents obtained under this Agreement in furtherance of their respective functions, to follow applicable law and regulation (and the applicable customary policies and procedures, including those for inspectors general) regarding the dissemination of confidential materials, including redacting confidential information from the public version of its reports, as appropriate, and soliciting input from the Supplier as to information that should be afforded confidentiality.

6.5    Indemnity.     (a)  Supplier shall defend, indemnify and hold harmless Citibank and Purchaser and each of then-respective affiliates, employees, directors, officers, and agents (each, an “indemnified party”), from and against all Losses, including Losses relating to the enforcement of this indemnity, arising out of or in any way relating to (i) any breach of Supplier’s representations, warranties or obligations under this Agreement, (ii) Citibank’s or Purchaser’s reliance on any Message sent by Supplier using the System, (iii) any dispute with respect to the commercial transaction giving rise to any Receivable, or (iv) any claim that any Message or other material transmitted or uploaded onto the System by Supplier infringes or misappropriates any third party intellectual property rights, except to the extent that such Losses are caused by the gross negligence or willful misconduct of such indemnified party.

6.6    Assignment; Termination of Citibank as Servicer.     (a) This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that Supplier may not assign any of its rights or obligations hereunder without each Party’s prior written consent, given in its sole discretion. Purchaser shall have the right without the consent of or notice to Supplier to sell, transfer, assign (including by way of security), or grant participations in all or any part

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of, or any interest in, Purchaser’s obligations, rights and benefits hereunder (provided that, without the consent of Supplier given in its sole discretion, no such assignment shall relieve Purchaser of its obligations hereunder). Purchaser and Supplier agree that Citibank may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub-agents appointed by Citibank and each such sub-agent shall be entitled to the benefits of all provisions of this Section 6 as if set forth in full herein with respect thereto; provided that Citibank agrees that such sub-agents will be selected by it with reasonable care and no such appointment will relieve Citibank of its obligations hereunder.

(b)    Upon the effectiveness of any resignation or other termination of Citibank, as servicer, in accordance with the terms of the Servicing Agreement, Citibank shall have the right, at its election, to terminate its obligations under this Agreement and to terminate Supplier’s access to the Licensed Resources, with immediate effect upon notice to Purchaser and Supplier and the effectiveness of Citibank’s resignation or termination under the Servicing Agreement; provided that upon any such termination of Citibank’s obligations hereunder, the successor servicer under the Servicing Agreement shall be the successor in all respects to Citibank hereunder and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto.

6.7     Termination.    This agreement shall automatically terminate on the Maturity Date (as such date may be extended in accordance with the Program Terms). Following the Payment Notification Cut-Off Date, Supplier shall no longer issue Purchase Offers hereunder and Purchaser will no longer process Purchase Offers from Supplier.

6.8    Survival.     All covenants made herein shall continue in full force and effect so long as any Purchased Receivable remains outstanding. All confidentiality, security and indemnity obligations and all [imitation of liability provisions contained in this Agreement shall survive and remain in full force and effect notwithstanding termination of this Agreement.

6.9     Notices.    Except as otherwise expressly contemplated herein, all notices pursuant to this Agreement shall be in writing, duly signed by the Party giving such notice, and shall be delivered, emailed, faxed or mailed, as follows:

If notice is given to Purchaser:

GM Supplier Receivables LLC

c/o General Motors Corporation

300 Renaissance Center

Detroit, MI 48265-3000

Attention: Group Vice President, Global Purchasing and

Supply Chain

Telecopy:  (586) 575-1968

Telephone:  (586) 575-2510

Email:  bo.i.andersson@gm.com

with copies to:

Attention:  General Counsel

Telecopy:  (586) 575-1887

Telephone:  (586) 575-4015

Email:  christopher.f.dubay@gm.com

and:

Attention: Executive Director, Finance

Telecopy: (586) 575-3404

Telephone: (586) 575-1796

Email: stephen.small@gm.com

If notice is given to Supplier:

Supplier Name:	Shiloh Industries Inc

Attention:	Tom Dugan
Address:	880 Steel Drive
Valley City, OH 44280
Email:	TMDUGAN@SHILOH.COM
Phone:	330 – 558 - 2693
Fax:	330 – 558 - 2670

If notice is given to Citibank:

Citibank, N.A.

388 Greenwich Street, 25th Floor

New York, NY 10013

Attn: Deborah Bennett

Phone: 212-816-7019

Fax: 212-816-2265

6.10    Entire Agreement: No Third Party Beneficiaries: Amendments.    This Agreement embodies the entire agreement between the Parties relating to the subject matter hereof, and supersedes all prior agreements relating to this subject matter. This Agreement shall not be construed to confer any right, benefit, remedy or claim upon any person or entity other than each Party and their respective successors and permitted assigns; provided, however, that each of the Parties acknowledges and agrees that the Lender shall be an express third party beneficiary of all of Supplier’s representations, covenants and obligations under this Agreement, and may enforce each directly against Supplier as if the Lender were an original party hereto. All amendments and waivers to this Agreement must be in writing and signed by or on behalf of each of the Parties. The Parties have the right to waive any provision hereof in writing.

6.11     Counterparts.    This Agreement may be executed in

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any number of counterparts (which may be delivered by facsimile or optically-scanned electronic mail attachment), which taken together shall constitute a single copy of this Agreement. Any signature delivered by facsimile or by email in “pdf” format shall be deemed an original signature hereto.

6.12 Governing Law; Jurisdiction.    This Agreement is governed by the laws of the State of New York. The Parties agree that any New York State court or Federal court sitting in New York City or an appellate court having appellate jurisdiction over such courts has nonexclusive jurisdiction to settle any disputes in connection with this Agreement, and submit to the jurisdiction of those courts. Each Party waives: (i) any right to immunity from jurisdiction to which it may be entitled (including, to the extent applicable, immunity from pre-judgment attachment and post-judgment attachment and execution) and (ii) any objection to venue or any claim of inconvenience in connection with a proceeding brought in such a court. Each Party agrees that any service of process or other notice of legal process may be served upon it by mail or hand delivery if sent to its address given for notices in Section 6.9. Each Party agrees that nothing in this Agreement shall affect any other Party’s right to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against such Party in any other jurisdiction. Supplier agrees that final judgment against it in any action or proceeding shall be enforceable in any other jurisdiction by suit on the judgment, a certified copy of which shall be conclusive evidence of the judgment, and any recovery by Purchaser or Citibank pursuant to any judgment that is expressed in or converted into any currency other than U.S. Dollars, shall not discharge the obligation except to the extent that such recovery results in the actual receipt by Purchaser or Citibank, as applicable, in New York of the full amount of U.S. Dollars owed.

6.13 WAIVER OF JURY TRIAL. THE PARTIES WAIVE ANY RIGHTS THEY MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED ON OR ARISING FROM THIS AGREEMENT.

6.14    Citibank Authorized to Act for Purchaser.    In

accordance with the terms of that certain Servicing Agreement dated April 3, 2009 between Purchaser and Servicer (as may be amended, restated and modified from time to time, the “Servicing Agreement”), Purchaser has appointed Citibank as servicer of the Receivables purchased hereunder. In furtherance of the foregoing, Purchaser hereby confirms, and Supplier hereby agrees, that until and unless instructed in writing to the contrary by Purchaser, Citibank may give or receive any notice or take any action, including exercising any right provided to the Purchaser, hereunder on behalf of Purchaser; provided, however, that Citibank shall not be liable to Supplier for any Losses arising out of or relating to any of its actions or omissions to act hereunder on behalf of Purchaser, except to the extent that any such Losses are caused by Citibank’s gross negligence or willful misconduct.

6.15   Non-Petition.    Each of Citibank and Supplier covenants and agrees that it will not at any time prior to a year and a day after the Maturity Date, (a) commence or institute against the Purchaser or join with or facilitate any other Person in commencing or instituting against the Purchaser, any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, receivership, insolvency or liquidation proceedings, or other similar proceedings under any United States Federal or state, or other jurisdiction, bankruptcy or similar law or statute now or hereafter in effect or (b) participate in any assignment for benefit of creditors, compositions, or arrangements with respect to the Purchaser’s debts.

6.16  Limited Recourse.    Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Purchaser under this Agreement are solely the obligations of the Purchaser and shall be payable solely to the extent of funds received by and available to the Purchaser in accordance with the Security Agreement. No recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, the Purchaser arising out of or based upon this Agreement against any holder of a membership interest, employee, officer or affiliate thereof. The provisions of this Section 6.16 shall survive the termination or expiration of this Agreement.

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IN WITNESS WHEREOF, each of the Parties hereto has executed this Agreement as of the date and year written.

Shiloh Industries, Inc.
(Supplier Legal Company Name)

By:	/s/ Thomas M Dugan
(Signature)

Name (printed):	Thomas M. Dugan

Title:	Treasurer

Date:	4-27-09

CITIBANK, N.A.

By:
(Signature)

Name (printed):

Title:

Date:

GM SUPPLIER RECEIVABLES LLC

By:
(Signature)

Name (printed):

Title:

Date:

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Schedule I

Supplier Information

A.	Supplier’s Legal Name.

Shiloh Industries Inc.

B.	Supplier’s Jurisdiction of Organization.

Delaware

C.	New Debtor Events[1].

Did you merge with, or acquire all or substantially all of the assets of, another company or person within the preceding 6 months?

Yes ☐

No   ☒

If the answer to the preceding question is Yes:

A.	What is the legal name of the other company or person with which you merged, or from which you acquired such assets?

B.

At the time of such merger or acquisition, was the other company or person subject to any effective security agreement, mortgage, receivables financing or other similar transaction with any other purchaser or creditor?

Yes ☐

No   ☐

1 “New debtor” means a person that becomes bound as debtor by a security agreement previously entered into by another person. A person may become a “new debtor”, if, by operation of law such person acquires or succeeds to all or substantially all of the assets of the other person in connection with a merger or acquisition of assets or similar transaction.

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Schedule II

Approved Affiliates

Saturn Corporation

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Annex A

Auto Supplier Program Terms

PROGRAM TERMS

1.	THE PROGRAM.

These Program Terms apply to the Auto Supplier Support Program (the “Program”) established by the United States Department of the Treasury (the “Lender” or “UST”) pursuant to the authority granted to it by and under the Emergency Economic Stabilization Act of 2008 (Pub. L. 110-343, enacted October 1, 2008), as amended (“EESA”), in which GM Supplier Receivables LLC, a Delaware limited liability company (the “Borrower”), a wholly-owned subsidiary of General Motors Corporation, a Delaware corporation (the “OEM”), is a participant.

2.	CERTAIN AGREEMENTS RELATED TO THE PROGRAM.

In connection with the Program, the Lender, the Borrower, the OEM, Saturn Corporation, a Delaware corporation (“Saturn” and the OEM, the “OEM Parties”), Citibank, N.A., a national banking association (“Citi”), and Eligible Suppliers (defined below) are entering into certain agreements, including, among others:

(a)    that certain Credit Agreement dated as of April 3, 2009 between the Borrower and the Lender (the “Credit Agreement”);

(b)    that certain Security Agreement, of even date with the Credit Agreement, among the Borrower, the Lender, Citi as servicer for the Borrower pursuant to the Servicing Agreement defined below (in such capacity, the “Servicer”) and Citi as Collateral Agent (in such capacity, the “Collateral Agent”) (the “Security Agreement”);

(c)    that certain Pledge Agreement, of even date with the Credit Agreement, among the OEM, Saturn, the Lender, the Servicer and the Collateral Agent (the “Pledge Agreement”);

(d)    that certain Servicing Agreement, of even date with the Credit Agreement, between the Servicer and the Borrower (the “Servicing Agreement”);

(e)    from time to time, Supplier Purchase Agreements each among the Borrower, Citi and an Eligible Supplier, in substantially the form attached as Exhibit F of the Credit Agreement (each, a “Supplier Agreement”); and

(f)    that certain Paying Services and Supplier Designation Agreement, of even date with the Credit Agreement, between the OEM and Citi as Paying Agent for the OEM (in such capacity, the “Paying Agent”), in which Saturn has joined pursuant to that certain Joinder Agreement of even date with the Credit Agreement (the “Paying Services Agreement”).

All references to the agreements identified above in this Section 2 shall, unless otherwise specified, be deemed to refer to such agreements as amended, supplemented, restated or otherwise modified from time to time, or any successor or replacement agreement which may be entered into from time to time, subject in each case to any applicable limitations specified herein or therein.

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3.	DEFINED TERMS.

In addition to the terms previously defined above, the following terms have the following respective meanings:

(a)    “Adverse Claim”: any mortgage, pledge, security interest, hypothecation, assignment, encumbrance or lien of or on any Person’s assets or properties in favor of any other Person, other than a tax, mechanics1 or other lien or encumbrance that attaches by operation of law or any subordinated lien permitted under a Lien Priority Agreement.

(b)    “Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

(c)    “Business Day” means a day other than a Saturday, Sunday, a Federal holiday or other day on which commercial banks in New York City are authorized or required by law to close.

(d)    “Credit Memo Receivable”: means a payment from an OEM Party to a Supplier representing an adjustment to an existing or past Receivable as a result of missing invoices, incorrect receipt of goods, vendor scrap or other adjustments resulting from price changes, quantity discrepancies or vendor returns.

(e)    “Due Date”: with respect a Payment Instruction or a Payment Notification, the Business Day on which the payment obligation of the OEM Party in respect of that Payment Instruction or Payment Notification, as the case may be, will be due and payable, that date being the earlier of:

(i)	the date specified in the Payment Instruction or Payment Notification, as the case may be, for payment or if such date is not a Business Day, the first Business Day following that date; and

(ii)	the date that is two (2) Business Days before the Maturity Date.

(f)    “Eligible Receivable”: shall mean a Receivable which satisfies the following criteria:

(i)

it constitutes a trade account receivable representing a valid obligation of an OEM Party to make payment in United States Dollars to the Eligible Supplier for goods shipped or delivered or services rendered to such OEM Party;

(ii)

unless such Receivable is a Credit Memo Receivable, it was originated (A) not before March 19, 2009 and (B) not more than 20 Business Days prior to the Purchase Date thereof in the ordinary course of the Eligible Supplier’s business; provided, however, that the foregoing clause (B) shall not apply to Receivables the Purchase Date of which occurs on or before April 20, 2009;

(iii)

unless such Receivable is a Credit Memo Receivable, it has a Due Date at least 30 days after the date of its origination and not later than the earlier of (A) the date occurring 90 days after the date of its origination and (B) the date 2 Business Days prior to the Maturity Date;

(iv)	it arises under an Underlying Contract (A) which, together with such Receivable, is in full force and effect and constitutes the genuine, legal, valid and binding

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payment obligation in writing of an OEM Party, enforceable against such OEM Party in accordance with its terms and (B) with respect to which, no material default or breach by such OEM Party under the terms thereof has occurred;

(v)

such Receivable, together with the Underlying Contract related thereto, complied at the time it was originated or made and, as of such Purchase Date, complies in all material respects with all requirements of, and docs not contravene in any material respect any, applicable federal, state or local laws and regulations;

(vi)	it has not been satisfied, subordinated, rescinded, or otherwise compromised;

(vii)	it is not subject to any counterclaim, contra-account, volume rebate, cooperative advertising accrual, deposit or offset;

(viii)

it does not arise from a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or similar transaction and is not subject to repurchase, return, rejection, repossession, loss or damage (other than, prior to April 17, 2009, any Eligible Supplier’s right of reclamation arising under Section 2-702 of the Uniform Commercial Code (or any analogous provision of the law applicable to such Underlying Contract));

(ix)

it represents a final sale with respect to which the goods giving rise to the Receivable have been delivered to and accepted by an OEM Party or the service giving rise to the Receivable has been completely performed to the satisfaction of an OEM Party;

(x)	it is not evidenced by a note or other instrument or chattel paper or reduced to judgment;

(xi)

it is not by contract, subrogation, mechanics’ lien laws or otherwise, subject to claims by the Eligible Supplier’s creditors or other third parties, except for any subordinated liens permitted under a Lien Priority Agreement;

(xii)	it does not constitute a service charge, warranty charge or similar charge;

(xiii)	it does not represent an accord and satisfaction in respect of any prior Receivable;

(xiv)	it has not been amended in any respect such that the Principal Balance thereof has been modified;

(xv)	it is not subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to it;

(xvi)	it is not the subject of any pending or threatened litigation;

(xvii)	it is free and clear of any Adverse Claim other than the security interest therein then being granted to Purchaser;

(xviii)	as to which Receivable, all filings (including UCC filings) necessary in any jurisdiction to give the Purchaser a first perfected ownership interest in such Receivable shall have been made;

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(xix)	as of the Purchase Date thereof, the Credit Agreement has not terminated and no notice of termination of the Commitment (as defined in the Credit Agreement) has been given by the Lender thereunder;

(xx)

as of the Purchase Date thereof, the OEM is not the subject of any bankruptcy, insolvency or reorganization proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property; and

(xxi)

if such Receivable represents an obligation of Saturn, as of the Purchase Date thereof, Saturn is not the subject of any bankruptcy, insolvency or reorganization proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property.

provided, that, in the context of any representation or warranty made by an OEM Party or the Borrower in, or pursuant to, any Transaction Document that any Receivable is an Eligible Receivable, such OEM Party or the Borrower (as the case may be) shall be deemed to have represented and warranted as to the matters set forth in clause (xi) of the definition of “Eligible Receivable” to the knowledge of such OEM Party and the Borrower; and

provided further, that, in the context of any representation or warranty made by the Eligible Supplier in, or pursuant to, any Supplier Agreement that any Receivable is an Eligible Receivable, the Eligible Supplier shall be deemed to have represented and warranted as to the matters set forth in clauses (xix) and (xx) of the definition of “Eligible Receivable” to the knowledge of the Eligible Supplier; and

provided further, that, in the context of any representation or warranty made by any Person in, or pursuant to, any Transaction Document or Supplier Agreement that any Receivable is an Eligible Receivable, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (xvi) (solely with respect to threatened litigation) to the knowledge of such Person; and

provided further, that, in the context of any representation or warranty made by any Person (other than Citi) in, or pursuant to, any Transaction Document or Supplier Agreement that any Receivable is an Eligible Receivable, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (xviii) of the definition of “Eligible Receivable” to the knowledge of such Person.

(g)    “Eligible Supplier”: a Person that:

(i)	is not an Affiliate of the Borrower or any OEM Party;

(ii)	is a party to an Underlying Contract;

(iii)	has been designated by an OEM Party as an “Eligible Supplier” in a written notice to the Servicer for participation in the Program;

(iv)	is not an Ineligible Supplier; and

(v)	is (A) a party to a Supplier Agreement, and (B) not in breach of default of any of the representations, warranties or covenants of such Supplier Agreement;

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provided that, in the context of any representation or warranty made by the a Person in, or pursuant to, any Supplier Agreement that such Person is an Eligible Supplier, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (iii) of the definition of “Eligible Supplier” to the knowledge of such Person.

(h)    “Executive Order 13324” means Executive Order No. 13224, effective as of September 24, 2001 and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism, 66 Fed. Reg. 49079 (2001).

(i)    “Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

(j)    “Immediate Pay Receivable”: any Purchased Receivable with respect to which the selling Eligible Supplier has elected under the corresponding Supplier Agreement to be paid the Purchase Price at or immediately following the sale of such Purchased Receivable to the Borrower (i.e., Payment Option 1 under the Supplier Agreement).

(k)    “Ineligible Person”: any Person that:

(i)

is named, identified, described on or included on (A) the list of Specially Designated Nationals promulgated by OFAC from time to time or (B) any blocked persons list, designated nationals lists, denied persons list entity list debarred party list, unverified list, sanctions list or other list of Persons with whom United States Persons may not conduct business, including lists published or maintained by the United States Department of Commerce and lists published or maintained by the United States Department of State;

(ii)	is subject to the provisions of, or owned or controlled by or acting for or on behalf of any Person that is subject to the provisions of, Executive Order 13324;

(iii)	commits, threatens or conspires to commit or threaten “terrorism” (as defined in Executive Order 13324);

(iv)

is subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., the foreign assets control regulations of UST (31 C.F.R. Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or regulations promulgated thereunder (including Executive Order 13224 and the USA PATRIOT Act); or

(v)	is an Affiliate of or affiliated with any Person listed above;

provided, that, in the context of any representation or warranty made by an OEM Party or the Borrower in, or pursuant to, any Transaction Document that any Person is an Eligible Supplier or is not an Ineligible Supplier, such OEM Party or the Borrower (as the case may be) shall be deemed to have represented and warranted as to the matters set forth in the definition of “Ineligible Person” to the knowledge of such OEM Party and the Borrower.

(1)    “Ineligible Supplier”: any Person:

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(i)	that is an Ineligible Person; or

(ii)

as to which UST has notified the OEM Parties, the Borrower and the Servicer, in its capacity as servicer for the Borrower, that UST has determined, after reasonable consultation with the Borrower and the OEM, that such Person is not eligible for participation in the Program; provided, that such determination shall ultimately rest with UST in its sole discretion, notwithstanding any consultation with the Borrower or OEM.

(m)    “Insolvency Event” means, with respect to a specified Person:

(i)

the commencement of any case, proceeding or other action by such Person (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or

(ii)

the commencement against such Person of any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of 90 days; or

(iii)

the commencement against such Person of any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 90 days from the entry thereof; or

(iv)

such Person (excluding the OEM Parties) taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or

(v)	such Person (excluding the OEM Parties) generally not, or being unable to, or admitting in writing its inability to, pay its debts as they become due; or

(vi)	such Person making a general assignment for the benefit of its creditors.

(n)    “Lien Priority Agreement” means a Lien Priority Agreement between any Supplier and a creditor of such Supplier in the form attached as Exhibit C to the Servicing Agreement.

(o)    “Maturity Date”: April 2, 2010, and any extensions of such date pursuant to the Credit Agreement.

(p)    “OFAC” means the Office of Foreign Assets Control of UST.

(q)    “Pay at Maturity Receivable”: any Purchased Receivable with respect to which the selling Eligible Supplier has elected under the corresponding Supplier Agreement to be paid the Purchase Price at the Due Date thereof (i.e., Payment Option 2 under the Supplier Agreement).

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(r)    “Payment Instruction”: as defined in the Paying Services Agreement.

(s)    “Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

(t)    “Principal Balance” of a Receivable means the face amount of such Receivable specified in the associated Payment Instructions.

(u)    “Purchase Date” means, with respect to any Eligible Receivable, the date such Eligible Receivable becomes a Purchased Receivable.

(v)    “Purchase Price”: as defined in the Supplier Agreements.

(w)    “Purchased Receivables”: Eligible Receivables purchased by Borrower from time to time pursuant to any Supplier Agreement.

(x)    “Purchaser”: Borrower, in its capacity as the “Purchaser” under any Supplier Agreement.

(y)    “Receivables” means accounts, instruments, documents, contract rights, general intangibles and chattel paper (as such terms are defined in the Uniform Commercial Code in effect in the State of New York), and all other forms of obligation owing to a Supplier by an OEM Party, whether now existing or hereafter created, that represent bona fide obligations of the OEM Party arising out of the Supplier’s sale and delivery of goods or services, together with the Related Security, and with respect to each of the foregoing, all proceeds thereof.

(z)    “Related Security” means, with respect to any Receivable (i) all of the related Supplier’s interest in any merchandise (including returned merchandise) relating to any sale giving rise to such Receivable and all of the related Supplier’s rights of reclamation or rights to any administrative expense or priority claim under section 503(b)(9) of Title 11 of the United States Code or otherwise with respect to any merchandise relating to any sale giving rise to such Receivable and all administrative claims related thereto arising as a result of any Insolvency Event with respect to the account debtor of any such Receivable; (ii) all security interests or liens and property subject thereto purporting to secure payment of such Receivable; (iii) all tax refunds and proceeds of insurance with respect thereto; (iv) all guaranties, insurance, other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable; and (iv) all books, records and other information relating to such Receivable.

(aa)    “Transaction Documents” has the meaning assigned in the Credit Agreement.

(bb)    “Underlying Contract”: a contract (including a purchase order or invoice) entered into in the ordinary course of business between an Eligible Supplier and an OEM Party pursuant to which the Eligible Supplier is entitled to receive payments from such OEM Party for goods and services provided to such OEM Party.

(cc)    “USA PATRIOT Act”: the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56.

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SUPPLIER PURCHASE AGREEMENT

Dated as of	April 27,	2009,	between	Shiloh Industries Inc,
	month/day	year		full, registered legal name of your company (incl. “Inc.”, “LLC” or “Co.” if applicable)

	, a	Delaware	Corp	(“Supplier”),
any DBA in parenthesis here [ex: (DBA: ABC Tools)]		state of company registration	type

GM Supplier Receivables LLC, a Delaware limited liability company (“Purchaser”), and Citibank, N.A., a national banking association (“Citibank”).

BACKGROUND

A.     From time to time Supplier enters into commercial trade transactions with General Motors Corporation, a Delaware corporation (“OEM”) or its Approved Affiliates, if any, for the sale of goods or services, resulting in Receivables (as defined below) owed by OEM or such Approved Affiliates to Supplier.

B.     OEM is participating in the United States Department of the Treasury (“UST”) Auto Supplier Support Program, certain terms of which are outlined in Annex A hereto (the “Program Terms”).

C.     From time to time Supplier wishes to sell to Purchaser, and Purchaser wishes to purchase from Supplier, certain identified Eligible Receivables (as defined below) that are processed through the System (as defined below), subject to the Program Terms and the other terms and conditions set forth in this Agreement.

D.     To facilitate the processing of such Eligible Receivables, and payments made with respect thereto, OEM, Supplier and Purchaser intend to utilize one or more computerized settlement systems, including related services, Equipment and Software (as further defined in Article III of this Agreement and, collectively, the “System”) provided by Citibank. Citibank is prepared to provide to Supplier a license to the System, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms, conditions, representations and warranties contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Supplier, Purchaser and Citibank agree as follows:

ARTICLE I: DEFINITIONS

In this Agreement:

“Agreement” means this Supplier Purchase Agreement, including all Schedules hereto, as amended from time to time.

“Approved Affiliate” means each subsidiary or affiliate of OEM, if any, participating in the Auto Supplier Support

Program with the consent of UST and listed on Schedule II hereto, as the same may be updated from time to time with the consent of UST.

“Business Day” has the meaning set forth in the Program Terms.

“Collateral Account” means the account established by Purchaser into which Purchaser is required to deposit all amounts payable to it by OEM or any Approved Affiliate in respect of any Purchased Receivables.

“Designated Account” means the bank account identified in the Set-Up Form completed by Supplier in order for Citibank to implement the services contemplated in this Agreement, as such information may be modified from time to time with prior written notice to Citibank (and following Citibank’s uploading of such information into the System).

“Discount Charge” means, with respect to any Receivables that are the subject of any Purchase Offer hereunder, (a) if Payment Option 1 has been elected by Supplier, an amount equal to 3.0% of the face amount of such Receivables or (b) if Payment Option 2 has been elected by Supplier, an amount equal to 2.0% of the face amount of such Receivables.

“Due Date” has the meaning set forth in the Program Terms.

“Eligible Receivable” has the meaning set forth in the Program Terms.

“Equipment” means all equipment provided by or on behalf of Citibank to the other Parties for the purpose of accessing or using the System, including all authentication products.

“Insolvency Event” has the meaning set forth in the Program Terms.

“Intellectual Property Rights” means all rights in inventions, patents, copyrights, design rights, database rights, trademarks and trade names, service marks, trade secrets, know-how and other intellectual property rights (whether registered or unregistered) and all applications and rights to apply for any of them anywhere in the world that apply to the Licensed Resources.

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“Lender” has the meaning set forth in the Program Terms.

“Lender” has the meaning set forth in the Program Terms.

“License” has the meaning set forth in Section 3.1.

“Licensed Resources” means, collectively, the System and the Policies and Procedures.

“Losses” shall mean any claims, liabilities, losses, damages, costs or expenses, including reasonable attorneys’ fees and disbursements, other dispute resolution expenses (including reasonable fees and expenses in preparation for a defense of any investigation, litigation or proceeding) and costs of collection.

“Maturity Date” has the meaning set forth in the Program Terms.

“Message” has the meaning set forth in Section 2.5.

“NYUCC” means the Uniform Commercial Code in effect in the State of New York.

“Party” or “Parties” means any or all of Supplier, Purchaser or Citibank, as the context requires.

“Payment Notification” means, with respect to an Eligible Receivable, the notification sent by Citibank, in its capacity as paying agent for OEM and its Approved Affiliates (the “ Paying Agent”), to Supplier through the System, notifying Supplier that OEM has instructed the Paying Agent to make payment from OEM’s account of a specified amount on the applicable Due Date in payment of such Eligible Receivable.

“Payment Notification Cut-Off Date” means the last Business Day of the calendar month preceding the Maturity Date.

“Payment Option 1” and “Payment Option 2” have the meaning set forth in Section 2.4.

“Person” has the meaning set forth in the Program Terms.

“Policies and Procedures” means all tangible printed information (including any in electronic form) provided from time to time by or on behalf of Citibank to the other Parties in connection with the use of the System.

“Purchased Receivable” has the meaning set forth in the Program Terms.

“Purchase Offer” and “Purchase Price” have the meanings set forth in Section 2.1.

“Qualifying Payment Notification” means a Payment Notification received by Supplier on or prior to the Payment Notification Cut-Off Date.

“Receivables” has the meaning set forth in the Program Terms.

“Related Security” has the meaning set forth in the Program Terms.

“Representatives” has the meaning set forth in the Servicing Agreement.

“Security Agreement” has the meaning set forth in the Program Terms.

“Set-Up Form” means the program set-up form completed by Supplier in connection with the transactions contemplated hereby.

“Software” means all software, programming or object code provided by or on behalf of Citibank to the other Parties for utilizing a computer or like device to use the System.

“System” has the meaning set forth in the Recitals hereto.

ARTICLE II: RECEIVABLES SALE AND PURCHASE

2.1    Purchase Offers.    Upon Supplier’s receipt of a Qualifying Payment Notification, Supplier is deemed to automatically offer to sell to Purchaser the Eligible Receivables (a “Purchase Offer”) described in such Payment Notification at a price (the “Purchase Price”) equal to the face amount of such Eligible Receivables as specified in such Qualifying Payment Notification less the applicable Discount Charge.

2.2     Agreement to Purchase.    In accordance with the terms and subject to the conditions hereinafter set forth, upon Supplier’s receipt of a Qualifying Payment Notification, Purchaser agrees to purchase from Supplier, all of Supplier’s right, title and interest in and to all of the Eligible Receivables described in such Qualifying Payment Notification for a price equal to the Purchase Price.

2.3    Receivables Purchase.    (a) Supplier hereby agrees that, simultaneously with receipt of any Qualifying Payment Notification, the Purchase Offer corresponding to such Qualifying Payment Notification will be deemed accepted by Purchaser and Supplier will be deemed to have (i) transferred to Purchaser all of Supplier’s present and future right, title and interest in, to and under the Eligible Receivables to which such Qualifying Payment Notification relates, and (ii) provided notice to the Paying Agent of Supplier’s designation of Purchaser as the entity to receive payment of the amount specified in OEM’s Qualifying Payment Notification with respect to such Eligible Receivables. No further writing shall be necessary to evidence such transfer of ownership. In furtherance of the foregoing, Supplier agrees to sign all such other documents, and take all such further actions, as Purchaser may reasonably request from time to time to evidence this transfer of ownership. Provided that sufficient funds are made available to Paying Agent by OEM (or, by OEM on behalf of an Approved Affiliate) at or prior to 12:00 noon New York time one Business Day prior to the Due Date, Citibank shall make payment of OEM’s or such Approved Affiliate’s obligations to the Purchaser or its designee on the Due Date, in accordance with the terms of each Qualifying Payment Notification, by automated clearing house network or wire transfer of immediately available funds to the Collateral Account.

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(b)    Supplier hereby agrees that its obligations under this Agreement and any Purchase Offers issued by it shall not be affected by the invalidity, unenforceability, existence, performance or non-performance of the relevant underlying transaction, which (and any liability for which) shall be between Supplier and OEM or Approved Affiliate, as the case may be, only (provided that this clause (b) shall not limit Supplier’s liability for any breach of a representation or warranty made by it in this Agreement).

(c)    It is the intention of Supplier and Purchaser that each purchase and sale of Eligible Receivables pursuant to this Article II shall constitute a true sale, which sale will be absolute and irrevocable and provide Purchaser with the full benefits and burdens of ownership of such Eligible Receivables. Except as provided in Sections 2.3(d) and 6.5, the sale of Eligible Receivables hereunder is made without recourse to Supplier; provided, however, that such sale does not constitute and is not intended to result in an assumption by Purchaser or Citibank of any obligation of Supplier or any other person arising in connection with the Eligible Receivables or any other obligations of Supplier. In the event, but only to the extent, that the conveyance of any Eligible Receivables by the Supplier hereunder is characterized by a court or other governmental authority as a loan rather than a sale, the Supplier shall be deemed hereunder to have granted to Purchaser effective as of the date of the first purchase under this Agreement, a security interest in all of Supplier’s right, title and interest in, to and under all of the Eligible Receivables sold by it, whether now or hereafter owned, existing or arising. Such security interest shall secure any and all rights of, and payments owed to, Purchaser under this Agreement, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent. Purchaser shall have, in addition to all the other rights and remedies available to Purchaser under this Agreement and applicable law, all the rights and remedies of a secured party under the NYUCC, and this Agreement shall constitute a security agreement under applicable law. Purchaser will cause all of its applicable books and records (including, computer and other electronic records) to clearly and accurately reflect that Purchaser has purchased the Purchased Receivables.

(d)    If any Receivable for which the Purchaser has paid to Supplier the applicable Purchase Price is subsequently determined by Purchaser or Citibank not to have been an Eligible Receivable as of the date of the corresponding Purchase Offer, and such failure is a result of the inaccuracy of any of Supplier’s representations or warranties hereunder, then Supplier agrees that, at Purchaser’s election, Supplier will repurchase the affected Receivable from Purchaser for a price equal to its Purchase Price (provided that Supplier agrees that Purchaser may effect such repurchase by setting off any obligations, including any obligation to pay any Purchase

Price, whether then existing or thereinafter arising, owed to Supplier hereunder). Following the repurchase by Supplier of any ineligible Receivable in accordance with the foregoing, Purchaser and Citibank agree that (i) Citibank will make payment to the Designated Account on the Due Date specified in the Payment Notification corresponding to such Receivable (to the extent funds are provided for such payment by OEM (or by OEM on behalf of an Approved Affiliate)) or (ii) to the extent OEM has theretofore discharged its (or its Approved Affiliate’s) obligation in respect of such Receivable by payment to Purchaser, Purchaser shall pay to Supplier an amount equal to such payment received by it from OEM (or, from OEM on behalf of an Approved Affiliate) (in each case, taking into account any setoff exercised in accordance with the preceding sentence).

2.4     Payment of Purchase Price.

Important:  Supplier must elect either Payment Option 1 (Immediate Payment) or Payment Option 2 (Payment on Maturity). If no Payment Option is selected by Supplier, Supplier will be deemed to have elected Payment Option 1 (Immediate Payment). The Payment Option selected by Supplier will be applicable to all Eligible Receivables purchased from Supplier hereunder and may not be modified without the prior written consent of Purchaser and Citibank (such consent not to be unreasonably withheld).

CHECK ONE BOX BELOW.

PAYMENT OPTION 1: IMMEDIATE PAYMENT

☒    If Payment Option 1 is elected or deemed to have been elected. Purchaser shall pay to Supplier the Purchase Price for the Eligible Receivables to which a Purchase Offer relates by depositing the Purchase Price therefor in the Designated Account on or before the close of business on the fourth Business Day following Supplier’s receipt of such Purchase Offer.

OPTION 2: PAYMENT ON MATURITY

☐    If Payment Option 2 is elected, Purchaser shall pay to Supplier the Purchase Price for the Eligible Receivables to which a Purchase Offer relates by depositing the Purchase Price therefor in the Designated Account on or before the close of business on the Due Date.

Regardless of whether Payment Option 1 or Payment Option 2 is elected (or deemed elected) by Supplier, it is the intention of Supplier and Purchaser that each purchase and sale of any Eligible Receivables pursuant to this Article II shall constitute a true sale at the time each Purchase Offer is accepted by Purchaser as provided in Section 2.3 above, and at such time, all of Supplier’s present and future right, title and interest in, to and under such Eligible Receivables shall be deemed transferred to Purchaser, following which Purchaser will have the full benefits and burdens of ownership of such Eligible Receivables as provided in Section 2.3 above (including

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the risk of non-payment by OEM or Approved Affiliate).

2.5     Messages.    Supplier shall use the System to send all information, instructions and messages (“Messages”) under this Agreement (including, without limitation, any updates to the Supplier’s list of personnel authorized to use the System on Supplier’s behalf). Any Message sent by Supplier via the System is valid and binding on Supplier, and Citibank and Purchaser are entitled to rely thereon, irrespective of any error or fraud contained therein or the identity of the individual who sent the Message, except to the extent that such error or fraud or use of the System by an unauthorized third party is a result of the failure by Citibank to use commercially reasonable security measures to prevent unauthorized access to the System. Supplier agrees that the act of sending a Message electronically in accordance with this Agreement is as legally binding as if Supplier had manually executed and delivered that Message in written form, and that Supplier will not contest the validity, legally binding nature or enforceability of that Message on the basis that the act of sending the Message electronically is invalid or not binding on Supplier.

ARTICLE III: LICENSE TO THE SYSTEM

3.1    License Grant.    (a) Subject to the terms and conditions set forth herein, Citibank hereby grants to Supplier a limited, personal, non-exclusive, nontransferable license and right, without the right to further sublicense, during the term of this Agreement, to access and use the Licensed Resources, solely for the purposes contemplated by this Agreement (the “License”). Except as expressly set forth in this Agreement, Supplier shall have no other right (including any ownership right or intellectual property right), title or interest to or in the Licensed Resources or any portion thereof.

(b)    Supplier acknowledges that, as between Citibank and Supplier, all right, title and interest in and to the System, including without limitation, all Intellectual Property Rights therein, are vested, and shall remain vested, in Citibank and its licensors. Notwithstanding anything to the contrary contained herein and except as otherwise may be expressly agreed in writing, all right, title and interest in and to revisions, upgrades, updates, derivative works and other improvements to the System shall vest solely in Citibank and its licensors. Except for the grant herein by Citibank to Supplier, nothing in this Agreement shall act to operate as an assignment or other transfer of any of such rights to Supplier.

3.2     Usage.    (a)  Supplier shall access and use the System only in accordance with this Agreement and the Policies and Procedures. Supplier shall remain informed as to any updates to the Policies and Procedures that may be implemented from time to time. Approval of an update shall be deemed to be given by Supplier if Supplier continues to utilize the System subsequent to the publication of any such update.

(b)    Supplier shall promptly use any successors, updates, new releases or replacements of any portion of the Equipment or Software provided to it from time to time by Citibank or otherwise, for use in accessing the System, and cease to use the previous version or release of such portion.

(c)    Supplier shall have the right under the License to use the content of the System website on a computer screen, to print reasonable extracts from the website, and to save reasonable copies to its hard drive(s), in each case solely for the purposes contemplated by this Agreement. All other copying, distribution or commercial use of any of the content of the website is strictly forbidden. Except for the limited right granted by this Section 3.2(c), no other right or license is granted in respect of the content of the website.

(d)    Supplier shall not have the right to, and shall not, without the written consent of Citibank, alter or modify the whole or any part of the Licensed Resources.

3.3     Security.    Supplier shall safeguard and keep confidential, and put into effect and maintain commercially reasonable security measures to safeguard and keep confidential, the Licensed Resources. In furtherance of the foregoing, Supplier agrees that:

(i) it will not knowingly interfere with, defeat, circumvent or tamper with any information or instruction that is, by the terms of this Agreement or the Policies and Procedures, to be transmitted through the System, or with the restrictions on use of functionality or access to information on any portion of the System, or attempt to do so;

(ii) it will not knowingly introduce into any portion of the System any virus or other data or code that harms, or may adversely affect, the operation of the System; and

(iii) it will ensure that all Messages being communicated by it through the System are sent in accordance with this Agreement and the Policies and Procedures.

3.4    System Availability.    Supplier acknowledges and agrees that: (i) Citibank does not represent or warrant that the System will be error-free; and (ii) there will be downtime from time to time when the System cannot be accessed. In addition, Supplier acknowledges and agrees that it is responsible for providing and maintaining, and Citibank has no liability or responsibility in respect of, equipment not supplied by or on behalf of Citibank, or utility services that Supplier utilizes as a result of its participation in the System and maintaining a link to the System. Citibank may terminate or suspend Supplier’s access to the Licensed Resources, with immediate effect upon notice to Supplier, in the event any licensor of the Licensed Resources terminates or suspends, as the case may be, Citibank’s right to provide the Licensed Resources to Supplier or as provided in Section 6.6. Supplier acknowledges and agrees that Purchaser does not make

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any representation or warranty, and shall have no liability to Supplier, with respect to the System.

ARTICLE IV: FEES AND CHARGES

No processing, licensing or other fees or charges will be payable by Supplier or Purchaser to Citibank hereunder, and other than the applicable Discount Charge payable by Supplier, no other fees or charges will be payable by Supplier to Purchaser. Purchaser acknowledges that it is paying fees to Citibank pursuant to the terms of the Servicing Agreement.

ARTICLE V: REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1    Mutual Representations and Warranties of the Parties.

Each Party represents and warrants as follows: (i) it is validly existing and in good standing and has the power to enter into and perform, and has all necessary authorizations for the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement; (ii) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with the Agreement’s terms; and (iii) its execution, delivery and performance of this Agreement does not contravene its constitutive documents or any contract binding on or affecting it or any of its properties, does not violate any applicable law, regulation or order, and does not require any notice, filing or other action to or by any governmental authority, except for the financing statements or other instruments or notices referred to in Section 5.3(g).

5.2    Supplier Representations and Warranties.    Supplier hereby agrees that, by issuing a Purchase Offer with respect to any Receivable, Supplier will be deemed to have made each of the following representations and warranties as of the date of such Purchase Offer (and, in the case of the representation in clause (a)(i) below, as of the date any Purchase Price is paid to Supplier hereunder):

(a)    (i)  Supplier is an Eligible Supplier, and (ii) each Receivable which is the subject of such Purchase Offer is an Eligible Receivable.

(b)    Each such Receivable (i) is the exclusive property of Supplier, free and clear of all security interests, liens or claims of any kind; (ii) is based on a sale of goods or services that have been delivered to and accepted by OEM or an Approved Affiliate, and complies with all applicable legal requirements; (iii) constitutes a valid, binding and unconditional obligation of OEM or an Approved Affiliate to pay the full amount of such Receivable, free of any defense, set-off or counterclaim; and (iv) is not disputed by OEM or any other person, and is not the subject of any legal or arbitral proceeding.

(c)    The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of Supplier as of the date hereof are correctly set forth in Schedule I. Supplier has not (i) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the NYUCC), (ii) except as specified in Schedule I, heretofore changed its name, or (iii) except as specified in Schedule I, heretofore become a “new debtor” (as defined in Section 9402(a)(56) of the NYUCC) with respect to a currently effective security agreement previously entered into by any other Person.

(d)    With respect to each Receivable purchased by the Purchaser hereunder, the consideration received from the Purchaser in respect of such Receivable represents adequate consideration and fair and reasonably equivalent value for such Receivable.

(e)    Supplier is not in breach of any of its obligations under this Agreement.

5.3      Supplier Covenants.    Supplier hereby covenants and agrees with the other Parties as follows:

(a)    Supplier shall use the System solely to settle the purchase of Eligible Receivables as contemplated by this Agreement and shall not use the System for investment or arbitrage purposes, or for any money laundering purpose, or in contravention of any law or regulation. Supplier shall not use the System in any manner that would violate the Program Terms.

(b)    Supplier shall comply with all relevant laws and regulations applicable to this Agreement and the Purchased Receivables and transactions conducted using the System including, without limitation, ail applicable Program Terms and all applicable export control laws, and shall keep its state or other jurisdiction of organization and the office where it keeps its records concerning the Purchased Receivables at the address set forth in Section 6.9. Supplier shall timely and fully perform and comply with all provisions required to be observed by it under the contracts related to the Purchased Receivables and promptly inform Purchaser and Citibank of any breach or default by Supplier of any of the terms hereof or thereof.

(c)    Supplier shall not (i) sell or otherwise dispose of or permit any encumbrance on the Purchased Receivables other than Purchaser’s interest therein, (ii) amend or extend the payment terms of any Purchased Receivable or (iii) take or omit any action that might in any way prejudice or limit Purchaser’s rights with respect to any such Receivable or this Agreement.

(d)    Supplier shall maintain and implement administrative and operating procedures, and keep and maintain all documents, books, records and other information reasonably necessary for the collection of all Purchased Receivables, and with respect to compliance of the underlying commercial transactions with applicable law. Supplier shall retain each record required to be maintained under this Section 5.3(d) during the term of this Agreement and, if applicable, for such longer period

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as may be required by law. Supplier shall make such procedures, documents, books, records and other information available to Purchaser and its agents, representatives and relevant authorities upon request, and shall allow copies or extracts thereof to be made, as Purchaser deems necessary. All information provided by Supplier to Citibank or Purchaser from time to time in connection with this Agreement shall be true and accurate in all material respects, and Citibank and Purchaser are hereby authorized from time to time to verify information about Supplier.

(e)    Supplier will (i) cause all of its applicable books and records (including, computer and other electronic records) to clearly and accurately reflect that Purchaser has purchased the Purchased Receivables and will not, and will not permit any Person with which it is consolidated for accounting purposes to, account for or otherwise treat the transactions hereunder in any manner other than a true sale and absolute transfer of title and beneficial ownership of the Purchased Receivables, and (ii) at Purchaser’s request, transfer possession to Purchaser of all the receipts, order slips, acceptances, and other records or documentation pertaining to the sale of goods or services to which such Receivables relate. Supplier shall maintain procedures (including, without limitation, an ability to recreate records evidencing specific Purchased Receivables and related contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information that are reasonably necessary for collecting all Purchased Receivables (including, without limitation, records adequate to permit the daily identification of each Purchased Receivable and all collections or adjustments with respect thereto).

(f)    Without at least 30 days’ prior written notice to Citibank and Purchaser, Supplier shall not (i) change its location (as defined in Section 9-307 of the NYUCC), or (ii) change its name from the name shown as its current legal name on Schedule I.

(g)    Supplier hereby irrevocably authorizes Purchaser, in its sole discretion, to file (or cause to be filed) one or more financing statements (and other similar instruments) and amendments thereto, relative to all or any part of the Purchased Receivables, without the signature of Supplier, to the extent permitted by applicable law. If not so permitted by applicable law, or in such other circumstances as Purchaser may reasonably request, Supplier will execute and file any such financing statements and amendments thereto, and such other instruments or notices and take such other actions as Purchaser may reasonably request, as may be necessary or appropriate to perfect and maintain the perfection of Purchaser’s ownership and security interest in such Receivables.

ARTICLE VI: MISCELLANEOUS

6.1    Waivers; Severability.    No delay or failure of any Party hereto in exercising any right, privilege or option under this Agreement shall operate as a waiver of such or of any other right, privilege, or option. If any provision of this Agreement is or becomes illegal or invalid under any applicable law, the validity of the remaining provisions shall not be affected thereby.

6.2    Limitation on Liability.     (a)  Citibank and Purchaser shall be entitled to rely on any communication sent by Supplier, irrespective of any error or fraud contained in the communication or the identity of the individual who sent the communication, and shall not be liable for any action taken or omitted in reliance on any notice, direction, consent, certificate, affidavit, statement, designation or other paper or document reasonably believed by it to be genuine and to have been duly and properly signed or presented to it by Supplier.

(b)    Except for liabilities to third parties relating to defense and indemnification obligations hereunder, no Party shall be liable to any other Party or responsible for any loss of business or profits, revenue or goodwill, or any indirect or consequential, special, exemplary or punitive losses or damages, whether arising from negligence, breach of contract or otherwise, even if informed of the possibility of those losses or damages.

(c)    Citibank shall not be liable to Supplier for any Losses arising out of or relating to any of its actions or omissions to act hereunder, except to the extent that any such Losses are caused by Citibank’s gross negligence or willful misconduct. Citibank’s liability for any Losses to Purchaser shall be governed solely and exclusively by the terms of the Servicing Agreement.

(d)    No Party shall be deemed to be in default of any of the obligations required to be performed by it under this Agreement to the extent that performance thereof is delayed, hindered or becomes impossible because of any act of God or public enemy, hostilities, war (declared or undeclared), guerilla activities, terrorist activities, act of sabotage, blockade, earthquake, flood, landslide, avalanche, tremor, ground movement, hurricane, storm, explosion, fire, labor disturbance, riot, insurrection, strike, sickness, accident, civil commotion, epidemic, act of government or its agencies or officers, power interruption or transmission failure or any other cause beyond the reasonable control of such Party.

6.3    No Implied Duties or Warranties.    Citibank shall be obliged to perform such duties and only such duties as are specifically set forth herein, and no implied duties or responsibilities shall be read or implied into this Agreement against Citibank. Notwithstanding any other provision elsewhere contained in this Agreement, Citibank shall have no duties or obligations hereunder to any person or entity other than Purchaser and Supplier and, without limiting the foregoing, does not assume any obligation or relationship of agency or trust hereunder for,

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or with, Supplier, Purchaser, or any other persons. Except as expressly provided in this Agreement, no representation, warranty, term or condition, express or implied, statutory or otherwise, is given or assumed by Citibank in respect of the Licensed Resources. Without limiting the foregoing, Purchaser and Supplier understand that Citibank is not giving any representation or warranty as to condition, performance, fitness for purpose, suitability, merchantability, quality or otherwise, or of non-infringement, and that the Licensed Resources are provided as is, except as expressly provided herein. Nothing herein shall limit the obligations of Citibank under any other agreement it may have with any other Party or the UST.

6.4    Confidentiality: Inspection Rights of UST.    (a) Each Party agrees to maintain the confidentiality of any Confidential Information (as defined below) of the other Party to which it has access under the System or otherwise under this Agreement, and to use such Confidential Information only for the purposes of exercising its rights and performing its obligations under this Agreement, and not for its own personal gain or benefit. “Confidential Information” shall mean information of a Party that the receiving Party knows or reasonably should know to be confidential to such first Party; provided, however, that the term does not include any information that the receiving Party can demonstrate, by clear and convincing evidence: (i) to be part of the public domain without any breach of this Agreement by the receiving Party; (ii) to be or to become generally known to the general public or organizations engaged in the same or similar businesses as the receiving Party on a non-confidential basis, through no wrongful act of such Party; (iii) to be known by the receiving Party prior to disclosure to it hereunder without any obligation to keep it confidential; (iv) to be disclosed to it by a third party which, to the best of the receiving Party’s knowledge, is not required to maintain the information as proprietary or confidential; (v) to be independently developed by the receiving Party without reference to Confidential Information of the other Party; or (vi) to be the subject of a written agreement whereby the other Party consents to the disclosure of such Confidential Information on a non-confidential basis. Notwithstanding anything to the contrary in this Agreement, UST shall have the right to disclose any documents and information provided to it hereunder to its Representatives and nothing herein shall prevent UST from disclosing any such documents or information to the extent required by any legal requirements or by any subpoena or similar legal process. UST understands that the documents and information may contain commercially sensitive confidential information entitled to an exception from a Freedom of Information Act request.

(b)    Notwithstanding the foregoing, any Party may disclose Confidential Information obtained from any other Party to any authority of competent jurisdiction if disclosure is required pursuant to a court order or instruction of any regulatory or supervisory authority having jurisdiction over it, provided that the disclosing Party shall have given such other Party prompt notice thereof (unless it has a legal obligation to the contrary) so that such other Party may seek a protective order or other appropriate remedy to prevent disclosure.

(c)    At all times during the term of this Agreement, the Supplier shall permit (i) the Lender and its agents, consultants, contractors and advisors, (ii) the Special Inspector General of the Troubled Asset Relief Program, and (iii) the Comptroller General of the United States access to personnel and any books, papers, records or other data delivered to it hereunder or otherwise in its possession, custody or control, in each case to the extent relevant to ascertaining compliance with the terms and conditions set forth herein and the Program Terms, during normal business hours and upon reasonable notice to the Supplier, as the case may be; provided that prior to disclosing any information pursuant to clause (i), (ii) or (iii) , the Lender, the Special Inspector General of the Troubled Asset Relief Program and the Comptroller General of the United States shall have agreed, with respect to documents obtained under this Agreement in furtherance of their respective functions, to follow applicable law and regulation (and the applicable customary policies and procedures, including those for inspectors general) regarding the dissemination of confidential materials, including redacting confidential information from the public version of its reports, as appropriate, and soliciting input from the Supplier as to information that should be afforded confidentiality.

6.5    Indemnity.     (a) Supplier shall defend, indemnify and hold harmless Citibank and Purchaser and each of then-respective affiliates, employees, directors, officers, and agents (each, an “indemnified party”), from and against all Losses, including Losses relating to the enforcement of this indemnity, arising out of or in any way relating to (i) any breach of Supplier’s representations, warranties or obligations under this Agreement, (ii) Citibank’s or Purchaser’s reliance on any Message sent by Supplier using the System, (iii) any dispute with respect to the commercial transaction giving rise to any Receivable, or (iv) any claim that any Message or other material transmitted or uploaded onto the System by Supplier infringes or misappropriates any third party intellectual property rights, except to the extent that such Losses are caused by the gross negligence or willful misconduct of such indemnified party.

6.6    Assignment; Termination of Citibank as Servicer.     (a) This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that Supplier may not assign any of its rights or obligations hereunder without each Party’s prior written consent, given in its sole discretion. Purchaser shall have the right without the consent of or notice to Supplier to sell, transfer, assign (including by way of security), or grant participations in all or any part

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of, or any interest in. Purchaser’s obligations, rights and benefits hereunder (provided that, without the consent of Supplier given in its sole discretion, no such assignment shall relieve Purchaser of its obligations hereunder). Purchaser and Supplier agree that Citibank may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub-agents appointed by Citibank and each such sub-agent shall be entitled to the benefits of all provisions of this Section 6 as if set forth in full herein with respect thereto; provided that Citibank agrees that such sub-agents will be selected by it with reasonable care and no such appointment will relieve Citibank of its obligations hereunder.

(b)    Upon the effectiveness of any resignation or other termination of Citibank, as servicer, in accordance with the terms of the Servicing Agreement, Citibank shall have the right, at its election, to terminate its obligations under this Agreement and to terminate Supplier’s access to the Licensed Resources, with immediate effect upon notice to Purchaser and Supplier and the effectiveness of Citibank’s resignation or termination under the Servicing Agreement; provided that upon any such termination of Citibank’s obligations hereunder, the successor servicer under the Servicing Agreement shall be the successor in all respects to Citibank hereunder and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto.

6.7     Termination.    This agreement shall automatically terminate on the Maturity Date (as such date may be extended in accordance with the Program Terms). Following the Payment Notification Cut-Off Date, Supplier shall no longer issue Purchase Offers hereunder and Purchaser will no longer process Purchase Offers from Supplier.

6.8    Survival.     All covenants made herein shall continue in full force and effect so long as any Purchased Receivable remains outstanding. All confidentiality, security and indemnity obligations and all limitation of liability provisions contained in this Agreement shall survive and remain in full force and effect notwithstanding termination of this Agreement.

6.9     Notices.    Except as otherwise expressly contemplated herein, all notices pursuant to this Agreement shall be in writing, duly signed by the Party giving such notice, and shall be delivered, emailed, faxed or mailed, as follows:

If notice is given to Purchaser:

GM Supplier Receivables LLC

c/o General Motors Corporation

300 Renaissance Center

Detroit, MI 48265-3000

Attention: Group Vice President, Global Purchasing and

Supply Chain

Telecopy: (586) 575-1968

Telephone: (586) 575-2510

Email: bo.i.andersson@gm.com

with copies to:

Attention: General Counsel

Telecopy: (586) 575-1887

Telephone: (586) 575-4015

Email: christopher.f.dubay@gm.com

and:

Attention: Executive Director, Finance

Telecopy: (586) 575-3404

Telephone: (586) 575-1796

Email: stephen.small@gm.com

If notice is given to Supplier:

Supplier Name:	Shiloh Industries Inc

Attention:	Tom Dugan
Address:	880 Steel Drive
Valley City, OH 44280
Email:	TMDUGAN@SHILOH.COM
Phone:	330.558.2693
Fax:	330.558.2670

If notice is given to Citibank:

Citibank, N.A.

388 Greenwich Street, 25th Floor

New York, NY 10013

Attn: Deborah Bennett

Phone: 212-816-7019

Fax: 212-816-2265

6.10    Entire Agreement: No Third Party Beneficiaries: Amendments.    This Agreement embodies the entire agreement between the Parties relating to the subject matter hereof, and supersedes all prior agreements relating to this subject matter. This Agreement shall not be construed to confer any right, benefit, remedy or claim upon any person or entity other than each Party and their respective successors and permitted assigns; provided, however, that each of the Parties acknowledges and agrees that the Lender shall be an express third party beneficiary of all of Supplier’s representations, covenants and obligations under this Agreement, and may enforce each directly against Supplier as if the Lender were an original party hereto. All amendments and waivers to this Agreement must be in writing and signed by or on behalf of each of the Parties. The Parties have the right to waive any provision hereof in writing.

6.11     Counterparts.    This Agreement may be executed in

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any number of counterparts (which may be delivered by facsimile or optically-scanned electronic mail attachment), which taken together shall constitute a single copy of this Agreement. Any signature delivered by facsimile or by email in “pdf” format shall be deemed an original signature hereto.

6.12    Governing Law; Jurisdiction.    This Agreement is governed by the laws of the State of New York. The Parties agree that any New York State court or Federal court sitting in New York City or an appellate court having appellate jurisdiction over such courts has nonexclusive jurisdiction to settle any disputes in connection with this Agreement, and submit to the jurisdiction of those courts. Each Party waives: (i) any right to immunity from jurisdiction to which it may be entitled (including, to the extent applicable, immunity from pre-judgment attachment and post-judgment attachment and execution) and (ii) any objection to venue or any claim of inconvenience in connection with a proceeding brought in such a court. Each Party agrees that any service of process or other notice of legal process may be served upon it by mail or hand delivery if sent to its address given for notices in Section 6.9. Each Party agrees that nothing in this Agreement shall affect any other Party’s right to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against such Party in any other jurisdiction. Supplier agrees that final judgment against it in any action or proceeding shall be enforceable in any other jurisdiction by suit on the judgment, a certified copy of which shall be conclusive evidence of the judgment, and any recovery by Purchaser or Citibank pursuant to any judgment that is expressed in or converted into any currency other than U.S. Dollars, shall not discharge the obligation except to the extent that such recovery results in the actual receipt by Purchaser or Citibank, as applicable, in New York of the full amount of U.S. Dollars owed.

6.13 WAIVER OF JURY TRIAL.    THE PARTIES WAIVE ANY RIGHTS THEY MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED ON OR ARISING FROM THIS AGREEMENT.

6.14    Citibank Authorized to Act for Purchaser.    In

accordance with the terms of that certain Servicing Agreement dated April 3, 2009 between Purchaser and Servicer (as may be amended, restated and modified from time to time, the “Servicing Agreement”), Purchaser has appointed Citibank as servicer of the Receivables purchased hereunder. In furtherance of the foregoing, Purchaser hereby confirms, and Supplier hereby agrees, that until and unless instructed in writing to the contrary by Purchaser, Citibank may give or receive any notice or take any action, including exercising any right provided to the Purchaser, hereunder on behalf of Purchaser; provided, however, that Citibank shall not be liable to Supplier for any Losses arising out of or relating to any of its actions or omissions to act hereunder on behalf of Purchaser, except to the extent that any such Losses are caused by Citibank’s gross negligence or willful misconduct.

6.15    Non-Petition.    Each of Citibank and Supplier covenants and agrees that it will not at any time prior to a year and a day after the Maturity Date, (a) commence or institute against the Purchaser or join with or facilitate any other Person in commencing or instituting against the Purchaser, any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, receivership, insolvency or liquidation proceedings, or other similar proceedings under any United States Federal or state, or other jurisdiction, bankruptcy or similar law or statute now or hereafter in effect or (b) participate in any assignment for benefit of creditors, compositions, or arrangements with respect to the Purchaser’s debts.

6.16    Limited Recourse.    Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Purchaser under this Agreement are solely the obligations of the Purchaser and shall be payable solely to the extent of funds received by and available to the Purchaser in accordance with the Security Agreement. No recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, the Purchaser arising out of or based upon this Agreement against any holder of a membership interest, employee, officer or affiliate thereof. The provisions of this Section 6.16 shall survive the termination or expiration of this Agreement.

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IN WITNESS WHEREOF, each of the Parties hereto has executed this Agreement as of the date and year written.

Shiloh Industries, Inc.
(Supplier Legal Company Name)

By:	/s/ Thomas M. Dugan
(Signature)

Name (printed):	Thomas M. Dugan

Title:	Treasurer
Date:	4-27-09

CITIBANK, N.A.

By:
(Signature)

Name (printed):

Title:
Date:

GM SUPPLIER RECEIVABLES LLC

By:
(Signature)

Name (printed):

Title:
Date:

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Schedule I

Supplier Information

A. Supplier’s	Legal Name.

Shiloh Industries Inc.

B. Supplier’s	Jurisdiction of Organization.

Delaware

C.    New Debtor Events1.

Did you merge with, or acquire all or substantially all of the assets of, another company or person within the preceding 6 months?

Yes   ☐

No    ☒

If the answer to the preceding question is Yes:

A.	What is the legal name of the other company or person with which you merged, or from which you acquired such assets?

B.

At the time of such merger or acquisition, was the other company or person subject to any effective security agreement, mortgage, receivables financing or other similar transaction with any other purchaser or creditor?

Yes   ☐

No    ☐

1 “New debtor” means a person that becomes bound as debtor by a security agreement previously entered into by another person. A person may become a “new debtor”, if, by operation of law such person acquires or succeeds to all or substantially all of the assets of the other person in connection with a merger or acquisition of assets or similar transaction.

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Schedule II

Approved Affiliates

Saturn Corporation

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Annex A

Auto Supplier Program Terms

PROGRAM TERMS

1.	THE PROGRAM.

These Program Terms apply to the Auto Supplier Support Program (the “Program”) established by the United States Department of the Treasury (the “Lender” or “UST”) pursuant to the authority granted to it by and under the Emergency Economic Stabilization Act of 2008 (Pub. L. 110-343, enacted October 1, 2008), as amended (“EESA”), in which GM Supplier Receivables LLC, a Delaware limited liability company (the “Borrower”), a wholly-owned subsidiary of General Motors Corporation, a Delaware corporation (the “OEM”), is a participant.

2.	CERTAIN AGREEMENTS RELATED TO THE PROGRAM.

In connection with the Program, the Lender, the Borrower, the OEM, Saturn Corporation, a Delaware corporation (“Saturn” and the OEM, the “OEM Parties”), Citibank, N.A., a national banking association (“Citi”), and Eligible Suppliers (defined below) are entering into certain agreements, including, among others:

(a)    that certain Credit Agreement dated as of April 3, 2009 between the Borrower and the Lender (the “Credit Agreement”);

(b)    that certain Security Agreement, of even date with the Credit Agreement, among the Borrower, the Lender, Citi as servicer for the Borrower pursuant to the Servicing Agreement defined below (in such capacity, the “Servicer”) and Citi as Collateral Agent (in such capacity, the “Collateral Agent”) (the “Security Agreement”);

(c)    that certain Pledge Agreement, of even date with the Credit Agreement, among the OEM, Saturn, the Lender, the Servicer and the Collateral Agent (the “Pledge Agreement”);

(d)    that certain Servicing Agreement, of even date with the Credit Agreement, between the Servicer and the Borrower (the “Servicing Agreement”);

(e)    from time to time, Supplier Purchase Agreements each among the Borrower, Citi and an Eligible Supplier, in substantially the form attached as Exhibit F of the Credit Agreement (each, a “Supplier Agreement”); and

(f)    that certain Paying Services and Supplier Designation Agreement, of even date with the Credit Agreement, between the OEM and Citi as Paying Agent for the OEM (in such capacity, the “Paying Agent”), in which Saturn has joined pursuant to that certain Joinder Agreement of even date with the Credit Agreement (the “Paying Services Agreement”).

All references to the agreements identified above in this Section 2 shall, unless otherwise specified, be deemed to refer to such agreements as amended, supplemented, restated or otherwise modified from time to time, or any successor or replacement agreement which may be entered into from time to time, subject in each case to any applicable limitations specified herein or therein.

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3.	DEFINED TERMS.

In addition to the terms previously defined above, the following terms have the following respective meanings:

(a)    “Adverse Claim”: any mortgage, pledge, security interest, hypothecation, assignment, encumbrance or lien of or on any Person’s assets or properties in favor of any other Person, other than a tax, mechanics1 or other lien or encumbrance that attaches by operation of law or any subordinated lien permitted under a Lien Priority Agreement.

(b)    “Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

(c)    “Business Day” means a day other than a Saturday, Sunday, a Federal holiday or other day on which commercial banks in New York City are authorized or required by law to close.

(d)    “Credit Memo Receivable”: means a payment from an OEM Party to a Supplier representing an adjustment to an existing or past Receivable as a result of missing invoices, incorrect receipt of goods, vendor scrap or other adjustments resulting from price changes, quantity discrepancies or vendor returns.

(e)    “Due Date”: with respect a Payment Instruction or a Payment Notification, the Business Day on which the payment obligation of the OEM Party in respect of that Payment Instruction or Payment Notification, as the case may be, will be due and payable, that date being the earlier of:

(i)	the date specified in the Payment Instruction or Payment Notification, as the case may be, for payment or if such date is not a Business Day, the first Business Day following that date; and

(ii)	the date that is two (2) Business Days before the Maturity Date.

(f)    “Eligible Receivable”: shall mean a Receivable which satisfies the following criteria:

(i)

it constitutes a trade account receivable representing a valid obligation of an OEM Party to make payment in United States Dollars to the Eligible Supplier for goods shipped or delivered or services rendered to such OEM Party;

(ii)

unless such Receivable is a Credit Memo Receivable, it was originated (A) not before March 19, 2009 and (B) not more than 20 Business Days prior to the Purchase Date thereof in the ordinary course of the Eligible Supplier’s business; provided, however, that the foregoing clause (B) shall not apply to Receivables the Purchase Date of which occurs on or before April 20, 2009;

(iii)

unless such Receivable is a Credit Memo Receivable, it has a Due Date at least 30 days after the date of its origination and not later than the earlier of (A) the date occurring 90 days after the date of its origination and (B) the date 2 Business Days prior to the Maturity Date;

(iv)	it arises under an Underlying Contract (A) which, together with such Receivable, is in full force and effect and constitutes the genuine, legal, valid and binding

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payment obligation in writing of an OEM Party, enforceable against such OEM Party in accordance with its terms and (B) with respect to which, no material default or breach by such OEM Party under the terms thereof has occurred;

(v)

such Receivable, together with the Underlying Contract related thereto, complied at the time it was originated or made and, as of such Purchase Date, complies in all material respects with all requirements of, and docs not contravene in any material respect any, applicable federal, state or local laws and regulations;

(vi)	it has not been satisfied, subordinated, rescinded, or otherwise compromised;

(vii)	it is not subject to any counterclaim, contra-account, volume rebate, cooperative advertising accrual, deposit or offset;

(viii)

it does not arise from a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or similar transaction and is not subject to repurchase, return, rejection, repossession, loss or damage (other than, prior to April 17, 2009, any Eligible Supplier’s right of reclamation arising under Section 2-702 of the Uniform Commercial Code (or any analogous provision of the law applicable to such Underlying Contract));

(ix)

it represents a final sale with respect to which the goods giving rise to the Receivable have been delivered to and accepted by an OEM Party or the service giving rise to the Receivable has been completely performed to the satisfaction of an OEM Party;

(x)	it is not evidenced by a note or other instrument or chattel paper or reduced to judgment;

(xi)

it is not by contract, subrogation, mechanics’ lien laws or otherwise, subject to claims by the Eligible Supplier’s creditors or other third parties, except for any subordinated liens permitted under a Lien Priority Agreement;

(xii)	it does not constitute a service charge, warranty charge or similar charge;

(xiii)	it does not represent an accord and satisfaction in respect of any prior Receivable;

(xiv)	it has not been amended in any respect such that the Principal Balance thereof has been modified;

(xv)	it is not subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to it;

(xvi)	it is not the subject of any pending or threatened litigation;

(xvii)	it is free and clear of any Adverse Claim other than the security interest therein then being granted to Purchaser;

(xviii)	as to which Receivable, all filings (including UCC filings) necessary in any jurisdiction to give the Purchaser a first perfected ownership interest in such Receivable shall have been made;

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(xix)	as of the Purchase Date thereof, the Credit Agreement has not terminated and no notice of termination of the Commitment (as defined in the Credit Agreement) has been given by the Lender thereunder;

(xx)

as of the Purchase Date thereof, the OEM is not the subject of any bankruptcy, insolvency or reorganization proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property; and

(xxi)

if such Receivable represents an obligation of Saturn, as of the Purchase Date thereof, Saturn is not the subject of any bankruptcy, insolvency or reorganization proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property.

provided, that, in the context of any representation or warranty made by an OEM Party or the Borrower in, or pursuant to, any Transaction Document that any Receivable is an Eligible Receivable, such OEM Party or the Borrower (as the case may be) shall be deemed to have represented and warranted as to the matters set forth in clause (xi) of the definition of “Eligible Receivable” to the knowledge of such OEM Party and the Borrower; and

provided further, that, in the context of any representation or warranty made by the Eligible Supplier in, or pursuant to, any Supplier Agreement that any Receivable is an Eligible Receivable, the Eligible Supplier shall be deemed to have represented and warranted as to the matters set forth in clauses (xix) and (xx) of the definition of “Eligible Receivable” to the knowledge of the Eligible Supplier; and

provided further, that, in the context of any representation or warranty made by any Person in, or pursuant to, any Transaction Document or Supplier Agreement that any Receivable is an Eligible Receivable, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (xvi) (solely with respect to threatened litigation) to the knowledge of such Person; and

provided further, that, in the context of any representation or warranty made by any Person (other than Citi) in, or pursuant to, any Transaction Document or Supplier Agreement that any Receivable is an Eligible Receivable, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (xviii) of the definition of “Eligible Receivable” to the knowledge of such Person.

(g)    “Eligible Supplier”: a Person that:

(i)	is not an Affiliate of the Borrower or any OEM Party;

(ii)	is a party to an Underlying Contract;

(iii)	has been designated by an OEM Party as an “Eligible Supplier” in a written notice to the Servicer for participation in the Program;

(iv)	is not an Ineligible Supplier; and

(v)	is (A) a party to a Supplier Agreement, and (B) not in breach of default of any of the representations, warranties or covenants of such Supplier Agreement;

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provided that, in the context of any representation or warranty made by the a Person in, or pursuant to, any Supplier Agreement that such Person is an Eligible Supplier, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (iii) of the definition of “Eligible Supplier” to the knowledge of such Person.

(h)    “Executive Order 13324” means Executive Order No. 13224, effective as of September 24, 2001 and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism, 66 Fed. Reg. 49079 (2001).

(i)    “Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

(j)    “Immediate Pay Receivable”: any Purchased Receivable with respect to which the selling Eligible Supplier has elected under the corresponding Supplier Agreement to be paid the Purchase Price at or immediately following the sale of such Purchased Receivable to the Borrower (i.e., Payment Option 1 under the Supplier Agreement).

(k)    “Ineligible Person”: any Person that:

(i)

is named, identified, described on or included on (A) the list of Specially Designated Nationals promulgated by OFAC from time to time or (B) any blocked persons list, designated nationals lists, denied persons list entity list debarred party list, unverified list, sanctions list or other list of Persons with whom United States Persons may not conduct business, including lists published or maintained by the United States Department of Commerce and lists published or maintained by the United States Department of State;

(ii)	is subject to the provisions of, or owned or controlled by or acting for or on behalf of any Person that is subject to the provisions of, Executive Order 13324;

(iii)	commits, threatens or conspires to commit or threaten “terrorism” (as defined in Executive Order 13324);

(iv)

is subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., the foreign assets control regulations of UST (31 C.F.R. Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or regulations promulgated thereunder (including Executive Order 13224 and the USA PATRIOT Act); or

(v)	is an Affiliate of or affiliated with any Person listed above;

provided, that, in the context of any representation or warranty made by an OEM Party or the Borrower in, or pursuant to, any Transaction Document that any Person is an Eligible Supplier or is not an Ineligible Supplier, such OEM Party or the Borrower (as the case may be) shall be deemed to have represented and warranted as to the matters set forth in the definition of “Ineligible Person” to the knowledge of such OEM Party and the Borrower.

(1)    “Ineligible Supplier”: any Person:

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(i)	that is an Ineligible Person; or

(ii)

as to which UST has notified the OEM Parties, the Borrower and the Servicer, in its capacity as servicer for the Borrower, that UST has determined, after reasonable consultation with the Borrower and the OEM, that such Person is not eligible for participation in the Program; provided, that such determination shall ultimately rest with UST in its sole discretion, notwithstanding any consultation with the Borrower or OEM.

(m)    “Insolvency Event” means, with respect to a specified Person:

(i)

the commencement of any case, proceeding or other action by such Person (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or

(ii)

the commencement against such Person of any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of 90 days; or

(iii)

the commencement against such Person of any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 90 days from the entry thereof; or

(iv)

such Person (excluding the OEM Parties) taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or

(v)	such Person (excluding the OEM Parties) generally not, or being unable to, or admitting in writing its inability to, pay its debts as they become due; or

(vi)	such Person making a general assignment for the benefit of its creditors.

(n)    “Lien Priority Agreement” means a Lien Priority Agreement between any Supplier and a creditor of such Supplier in the form attached as Exhibit C to the Servicing Agreement.

(o)    “Maturity Date”: April 2, 2010, and any extensions of such date pursuant to the Credit Agreement.

(p)    “OFAC” means the Office of Foreign Assets Control of UST.

(q)    “Pay at Maturity Receivable”: any Purchased Receivable with respect to which the selling Eligible Supplier has elected under the corresponding Supplier Agreement to be paid the Purchase Price at the Due Date thereof (i.e., Payment Option 2 under the Supplier Agreement).

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(r)    “Payment Instruction”: as defined in the Paying Services Agreement.

(s)    “Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

(t)    “Principal Balance” of a Receivable means the face amount of such Receivable specified in the associated Payment Instructions.

(u)    “Purchase Date” means, with respect to any Eligible Receivable, the date such Eligible Receivable becomes a Purchased Receivable.

(v)    “Purchase Price”: as defined in the Supplier Agreements.

(w)    “Purchased Receivables”: Eligible Receivables purchased by Borrower from time to time pursuant to any Supplier Agreement.

(x)    “Purchaser”: Borrower, in its capacity as the “Purchaser” under any Supplier Agreement.

(y)    “Receivables” means accounts, instruments, documents, contract rights, general intangibles and chattel paper (as such terms are defined in the Uniform Commercial Code in effect in the State of New York), and all other forms of obligation owing to a Supplier by an OEM Party, whether now existing or hereafter created, that represent bona fide obligations of the OEM Party arising out of the Supplier’s sale and delivery of goods or services, together with the Related Security, and with respect to each of the foregoing, all proceeds thereof.

(z)    “Related Security” means, with respect to any Receivable (i) all of the related Supplier’s interest in any merchandise (including returned merchandise) relating to any sale giving rise to such Receivable and all of the related Supplier’s rights of reclamation or rights to any administrative expense or priority claim under section 503(b)(9) of Title 11 of the United States Code or otherwise with respect to any merchandise relating to any sale giving rise to such Receivable and all administrative claims related thereto arising as a result of any Insolvency Event with respect to the account debtor of any such Receivable; (ii) all security interests or liens and property subject thereto purporting to secure payment of such Receivable; (iii) all tax refunds and proceeds of insurance with respect thereto; (iv) all guaranties, insurance, other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable; and (iv) all books, records and other information relating to such Receivable.

(aa)    “Transaction Documents” has the meaning assigned in the Credit Agreement.

(bb)    “Underlying Contract”: a contract (including a purchase order or invoice) entered into in the ordinary course of business between an Eligible Supplier and an OEM Party pursuant to which the Eligible Supplier is entitled to receive payments from such OEM Party for goods and services provided to such OEM Party.

(cc)    “USA PATRIOT Act”: the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56.

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SUPPLIER PURCHASE AGREEMENT

Dated as of	April 27,	2009,	between	Shiloh Industries Inc.,
	month/day	year		full, registered legal name of your company (incl. “Inc.”, “LLC” or “Co.” if applicable)

	, a	Delaware	Corp	(“Supplier”),
any DBA in parenthesis here [ex: (DBA: ABC Tools)]		state of company registration	type

Chrysler Receivables SPV LLC, a Delaware limited liability company (“Purchaser”), and Citibank, N.A., a national banking association (“Citibank”).

BACKGROUND

A.     From time to time Supplier enters into commercial trade transactions with Chrysler LLC, a Delaware limited liability company (“OEM”) or its Approved Affiliates, if any, for the sale of goods or services, resulting in Receivables (as defined below) owed by OEM or such Approved Affiliates to Supplier.

B.    OEM is participating in the United States Department of the Treasury (“UST”) Auto Supplier Support Program, certain terms of which are outlined in Annex A hereto (the “Program Terms”).

C.    From time to time Supplier wishes to sell to Purchaser, and Purchaser wishes to purchase from Supplier, certain identified Eligible Receivables (as defined below) that are processed through the System (as defined below), subject to the Program Terms and the other terms and conditions set forth in this Agreement.

D.    To facilitate the processing of such Eligible Receivables, and payments made with respect thereto, OEM, Supplier and Purchaser intend to utilize one or more computerized settlement systems, including related services, Equipment and Software (as further defined in Article III of this Agreement and, collectively, the “System”) provided by Citibank. Citibank is prepared to provide to Supplier a license to the System, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms, conditions, representations and warranties contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Supplier, Purchaser and Citibank agree as follows:

ARTICLE I: DEFINITIONS

In this Agreement:

“Agreement” means this Supplier Purchase Agreement, including all Schedules hereto, as amended from time to time.

“Approved Affiliate” means each subsidiary or affiliate of OEM, if any, participating in the Auto Supplier Support

Program with the consent of UST and listed on Schedule II hereto, as the same may be modified from time to time with the consent of UST.

“Business Day” has the meaning set forth in the Program Terms.

“Collateral Account” means the account established by Purchaser into which Purchaser is required to deposit all amounts payable to it by OEM or any Approved Affiliate in respect of any Purchased Receivables.

“Designated Account” means the bank account identified in the Set-Up Form completed by Supplier in order for Citibank to implement the services contemplated in this Agreement, as such information may be modified from time to time with prior written notice to Citibank (and following Citibank’s uploading of such information into the System).

“Discount Charge” means, with respect to any Receivables that are the subject of any Purchase Offer hereunder, (a) if Payment Option 1 has been elected by Supplier, an amount equal to 3.0% of the face amount of such Receivables or (b) if Payment Option 2 has been elected by Supplier, an amount equal to 2.0% of the face amount of such Receivables.

“Due Date” has the meaning set forth in the Program Terms.

“Eligible Receivable” has the meaning set forth in the Program Terms.

“Equipment” means all equipment provided by or on behalf of Citibank to the other Parties for the purpose of accessing or using the System, including all authentication products.

“Insolvency Event” has the meaning set forth in the Program Terms.

“Intellectual Property Rights” means all rights in inventions, patents, copyrights, design rights, database rights, trademarks and trade names, service marks, trade secrets, know-how and other intellectual property rights (whether registered or unregistered) and all applications and rights to apply for any of them anywhere in the world that apply to the Licensed Resources.

“Lender” has the meaning set forth in the Program Terms.

“License” has the meaning set forth in Section 3.1.

“Licensed Resources” means, collectively, the System and the Policies and Procedures.

“Losses” shall mean any claims, liabilities, losses, damages, costs or expenses, including reasonable attorneys’ fees and disbursements, other dispute resolution expenses (including reasonable fees and expenses in preparation for a defense of any investigation, litigation or proceeding) and costs of collection.

“Maturity Date” has the meaning set forth in the Program Terms.

“Message” has the meaning set forth in Section 2.5.

“NYUCC” means the Uniform Commercial Code in effect in the State of New York.

“Party” or “Parties” means any or all of Supplier, Purchaser or Citibank, as the context requires.

“Payment Notification” means, with respect to an Eligible Receivable, the notification sent by Citibank, in its capacity as paying agent for OEM and its Approved Affiliates (the “Paying Agent”), to Supplier through the System, notifying Supplier that OEM has instructed the Paying Agent to make payment from OEM’s account of a specified amount on the applicable Due Date in payment of such Eligible Receivable.

“Payment Notification Cut-Off Date” means the last Business Day of the calendar month preceding the Maturity Date.

“Payment Option 1” and “Payment Option 2” have the meaning set forth in Section 2.4.

“Person” has the meaning set forth in the Program Terms.

“Policies and Procedures” means all tangible printed information (including any in electronic form) provided from time to time by or on behalf of Citibank to the other Parties in connection with the use of the System.

“Purchased Receivable” has the meaning set forth in the Program Terms.

“Purchase Offer” and “Purchase Price” have the meanings set forth in Section 2.1.

“Qualifying Payment Notification” means a Payment Notification received by Supplier on or prior to the Payment Notification Cut-Off Date.

“Receivables” has the meaning set forth in the Program Terms.

“Related Security” has the meaning set forth in the Program Terms.

“Representatives” has the meaning set forth in the Servicing Agreement.

“Security Agreement” has the meaning set forth in the Program Terms.

“Set-Up Form” means the program set-up form completed by Supplier in connection with the transactions contemplated hereby.

“Software” means all software, programming or object code provided by or on behalf of Citibank to the other Parties for utilizing a computer or like device to use the System.

“System” has the meaning set forth in the Recitals hereto.

ARTICLE II: RECEIVABLES SALE AND PURCHASE

2.1    Purchase Offers.    Upon Supplier’s receipt of a Qualifying Payment Notification, Supplier is deemed to automatically offer to sell to Purchaser the Eligible Receivables (a “Purchase Offer”) described in such Payment Notification at a price (the “Purchase Price”) equal to the face amount of such Eligible Receivables as specified in such Qualifying Payment Notification less the applicable Discount Charge.

2.2    Agreement to Purchase.    In accordance with the terms and subject to the conditions hereinafter set forth, upon Supplier’s receipt of a Qualifying Payment Notification, Purchaser agrees to purchase from Supplier, all of Supplier’s right, title and interest in and to all of the Eligible Receivables described in such Qualifying Payment Notification for a price equal to the Purchase Price.

2.3    Receivables Purchase.     (a) Supplier hereby agrees that, simultaneously with receipt of any Qualifying Payment Notification, the Purchase Offer corresponding to such Qualifying Payment Notification will be deemed accepted by Purchaser and Supplier will be deemed to have (i) transferred to Purchaser all of Supplier’s present and future right, title and interest in, to and under the Eligible Receivables to which such Qualifying Payment Notification relates, and (ii) provided notice to the Paying Agent of Supplier’s designation of Purchaser as the entity to receive payment of the amount specified in OEM’s Qualifying Payment Notification with respect to such Eligible Receivables. No further writing shall be necessary to evidence such transfer of ownership. In furtherance of the foregoing, Supplier agrees to sign all such other documents, and take all such further actions, as Purchaser may reasonably request from time to time to evidence this transfer of ownership. Provided that sufficient funds are made available to Paying Agent by OEM (or, by OEM on behalf of an Approved Affiliate) at or prior to 12:00 noon New York time one Business Day prior to the Due Date, Citibank shall make payment of OEM’s or such Approved Affiliate’s obligations to the Purchaser or its designee on the Due Date, in accordance with the terms of each Qualifying Payment Notification, by automated clearing house network or wire transfer of immediately available funds to the Collateral Account.

(b)    Supplier hereby agrees that its obligations under this Agreement and any Purchase Offers issued by it shall not be affected by the invalidity, unenforceability, existence, performance or non-performance of the relevant underlying transaction, which (and any liability for which) shall be between Supplier and OEM or Approved Affiliate, as the case may be, only (provided that this clause (b) shall not limit Supplier’s liability for any breach of a representation or warranty made by it in this Agreement).

(c)    It is the intention of Supplier and Purchaser that each purchase and sale of Eligible Receivables pursuant to this Article II shall constitute a true sale, which sale will be absolute and irrevocable and provide Purchaser with the full benefits and burdens of ownership of such Eligible Receivables. Except as provided in Sections 2.3(d) and 6.5, the sale of Eligible Receivables hereunder is made without recourse to Supplier; provided, however, that such sale does not constitute and is not intended to result in an assumption by Purchaser or Citibank of any obligation of Supplier or any other person arising in connection with the Eligible Receivables or any other obligations of Supplier. In the event, but only to the extent, that the conveyance of any Eligible Receivables by the Supplier hereunder is characterized by a court or other governmental authority as a loan rather than a sale, the Supplier shall be deemed hereunder to have granted to Purchaser effective as of the date of the first purchase under this Agreement, a security interest in all of Supplier’s right, title and interest in, to and under all of the Eligible Receivables sold by it, whether now or hereafter owned, existing or arising. Such security interest shall secure any and all rights of, and payments owed to, Purchaser under this Agreement, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent. Purchaser shall have, in addition to all the other rights and remedies available to Purchaser under this Agreement and applicable law, all the rights and remedies of a secured party under the NYUCC, and this Agreement shall constitute a security agreement under applicable law. Purchaser will cause all of its applicable books and records (including, computer and other electronic records) to clearly and accurately reflect that Purchaser has purchased the Purchased Receivables.

(d)    If any Receivable for which the Purchaser has paid to Supplier the applicable Purchase Price is subsequently determined by Purchaser or Citibank not to have been an Eligible Receivable as of the date of the corresponding Purchase Offer, and such failure is a result of the inaccuracy of any of Supplier’s representations or warranties hereunder, then Supplier agrees that, at Purchaser’s election, Supplier will repurchase the affected Receivable from Purchaser for a price equal to its Purchase Price (provided that Supplier agrees that Purchaser may effect such repurchase by setting off any obligations, including any obligation to pay any Purchase

Price, whether then existing or thereinafter arising, owed to Supplier hereunder). Following the repurchase by Supplier of any ineligible Receivable in accordance with the foregoing, Purchaser and Citibank agree that (i) Citibank will make payment to the Designated Account on the Due Date specified in the Payment Notification corresponding to such Receivable (to the extent funds are provided for such payment by OEM (or by OEM on behalf of an Approved Affiliate)) or (ii) to the extent OEM has theretofore discharged its (or its Approved Affiliate’s) obligation in respect of such Receivable by payment to Purchaser, Purchaser shall pay to Supplier an amount equal to such payment received by it from OEM (or, from OEM on behalf of an Approved Affiliate) (in each case, taking into account any setoff exercised in accordance with the preceding sentence).

2.4    Payment of Purchase Price.

Important: Supplier must elect either Payment Option 1 (Immediate Payment) or Payment Option 2 (Payment on Maturity). If no Payment Option is selected by Supplier, Supplier will be deemed to have elected Payment Option 1 (Immediate Payment). The Payment Option selected by Supplier will be applicable to all Eligible Receivables purchased from Supplier hereunder and may not be modified without the prior written consent of Purchaser and Citibank (such consent not to be unreasonably withheld).

CHECK ONE BOX BELOW.

PAYMENT OPTION 1: IMMEDIATE PAYMENT

☒    If Payment Option 1 is elected or deemed to have been elected, Purchaser shall pay to Supplier the Purchase Price for the Eligible Receivables to which a Purchase Offer relates by depositing the Purchase Price therefor in the Designated Account on or before the close of business on the fourth Business Day following Supplier’s receipt of such Purchase Offer.

OPTION 2: PAYMENT ON MATURITY

☐    If Payment Option 2 is elected, Purchaser shall pay to Supplier the Purchase Price for the Eligible Receivables to which a Purchase Offer relates by depositing the Purchase Price therefor in the Designated Account on or before the close of business on the Due Date.

Regardless of whether Payment Option 1 or Payment Option 2 is elected (or deemed elected) by Supplier, it is the intention of Supplier and Purchaser that each purchase and sale of any Eligible Receivables pursuant to this Article II shall constitute a true sale at the time each Purchase Offer is accepted by Purchaser as provided in Section 2.3 above, and at such time, all of Supplier’s present and future right, title and interest in, to and under such Eligible Receivables shall be deemed transferred to Purchaser, following which Purchaser will have the full benefits and burdens of ownership of such Eligible Receivables as provided in Section 2.3 above (including the risk of non-payment by OEM or the relevant Approved Affiliate).

2.5     Messages.  Supplier shall use the System to send all information, instructions and messages (“Messages”) under this Agreement (including, without limitation, any updates to the Supplier’s list of personnel authorized to use the System on Supplier’s behalf). Any Message sent by Supplier via the System is valid and binding on Supplier, and Citibank and Purchaser are entitled to rely thereon, irrespective of any error or fraud contained therein or the identity of the individual who sent the Message, except to the extent that such error or fraud or use of the System by an unauthorized third party is a result of the failure by Citibank to use commercially reasonable security measures to prevent unauthorized access to the System. Supplier agrees that the act of sending a Message electronically in accordance with this Agreement is as legally binding as if Supplier had manually executed and delivered that Message in written form, and that Supplier will not contest the validity, legally binding nature or enforceability of that Message on the basis that the act of sending the Message electronically is invalid or not binding on Supplier.

ARTICLE III: LICENSE TO THE SYSTEM

3.1    License Grant.  (a) Subject to the terms and conditions set forth herein, Citibank hereby grants to Supplier a limited, personal, non-exclusive, nontransferable license and right, without the right to further sublicense, during the term of this Agreement, to access and use the Licensed Resources, solely for the purposes contemplated by this Agreement (the “License”). Except as expressly set forth in this Agreement, Supplier shall have no other right (including any ownership right or intellectual property right), title or interest to or in the Licensed Resources or any portion thereof.

(b) Supplier acknowledges that, as between Citibank and Supplier, all right, title and interest in and to the System, including without limitation, all Intellectual Property Rights therein, are vested, and shall remain vested, in Citibank and its licensors. Notwithstanding anything to the contrary contained herein and except as otherwise may be expressly agreed in writing, all right, title and interest in and to revisions, upgrades, updates, derivative works and other improvements to the System shall vest solely in Citibank and its licensors. Except for the grant herein by Citibank to Supplier, nothing in this Agreement shall act to operate as an assignment or other transfer of any of such rights to Supplier.

3.2     Usage.  (a) Supplier shall access and use the System only in accordance with this Agreement and the Policies and Procedures. Supplier shall remain informed as to any updates to the Policies and Procedures that may be implemented from time to time. Approval of an update shall be deemed to be given by Supplier if Supplier continues to utilize the System subsequent to the publication of any such update.

(b)    Supplier shall promptly use any successors, updates, new releases or replacements of any portion of the Equipment or Software provided to it from time to time by- Citibank or otherwise, for use in accessing the System, and cease to use the previous version or release of such portion.

(c)    Supplier shall have the right under the License to use the content of the System website on a computer screen, to print reasonable extracts from the website, and to save reasonable copies to its hard drive(s), in each case solely for the purposes contemplated by this Agreement. All other copying, distribution or commercial use of any of the content of the website is strictly forbidden. Except for the limited right granted by this Section 3.2(c), no other right or license is granted in respect of the content of the website.

(d)    Supplier shall not have the right to, and shall not, without the written consent of Citibank, alter or modify the whole or any part of the Licensed Resources.

3.3     Security.        Supplier shall safeguard and keep confidential, and put into effect and maintain commercially reasonable security measures to safeguard and keep confidential, the Licensed Resources. In furtherance of the foregoing, Supplier agrees that:

(i) it will not knowingly interfere with, defeat, circumvent or tamper with any information or instruction that is, by the terms of this Agreement or the Policies and Procedures, to be transmitted through the System, or with the restrictions on use of functionality or access to information on any portion of the System, or attempt to do so;

(ii) it will not knowingly introduce into any portion of the System any virus or other data or code that harms, or may adversely affect, the operation of the System; and

(iii) it will ensure that all Messages being communicated by it through the System are sent in accordance with this Agreement and the Policies and Procedures.

3.4    System Availability.    Supplier acknowledges and agrees that: (i) Citibank does not represent or warrant that the System will be error-free; and (ii) there will be downtime from time to time when the System cannot be accessed. In addition, Supplier acknowledges and agrees that it is responsible for providing and maintaining, and Citibank has no liability or responsibility in respect of, equipment not supplied by or on behalf of Citibank, or utility services that Supplier utilizes as a result of its participation in the System and maintaining a link to the System. Citibank may terminate or suspend Supplier’s access to the Licensed Resources, with immediate effect upon notice to Supplier, in the event any licensor of the Licensed Resources terminates or suspends, as the case may be, Citibank’s right to provide the Licensed Resources to Supplier or as provided in Section 6.6. Supplier acknowledges and agrees that Purchaser does not make any representation or warranty, and shall have no liability to Supplier, with respect to the System.

ARTICLE IV: FEES AND CHARGES

No processing, licensing or other fees or charges will be payable by Supplier or Purchaser to Citibank hereunder, and other than the applicable Discount Charge payable by Supplier, no other fees or charges will be payable by Supplier to Purchaser. Purchaser acknowledges that it is paying fees to Citibank pursuant to the terms of the Servicing Agreement.

ARTICLE V: REPRESENTATIONS, WARRANTIES AND

COVENANTS

5.1    Mutual Representations and Warranties of the Parties.    Each Party represents and warrants as follows: (i) it is validly existing and in good standing and has the power to enter into and perform, and has all necessary authorizations for the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement; (ii) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with the Agreement’s terms; and (iii) its execution, delivery and performance of this Agreement does not contravene its constitutive documents or any contract binding on or affecting it or any of its properties, does not violate any applicable law, regulation or order, and does not require any notice, filing or other action to or by any governmental authority, except for the financing statements or other instruments or notices referred to in Section 5.3(g).

5.2    Supplier Representations and Warranties.    Supplier hereby agrees that, by issuing a Purchase Offer with respect to any Receivable, Supplier will be deemed to have made each of the following representations and warranties as of the date of such Purchase Offer (and, in the case of the representation in clause (a)(i) below, as of the date any Purchase Price is paid to Supplier hereunder):

(a)    (i) Supplier is an Eligible Supplier, and (ii) each Receivable which is the subject of such Purchase Offer is an Eligible Receivable.

(b)    Each such Receivable (i) is the exclusive property of Supplier, free and clear of all security interests, liens or claims of any kind; (ii) is based on a sale of goods or services that have been delivered to and accepted by OEM or an Approved Affiliate, and complies with all applicable legal requirements; (iii) constitutes a valid, binding and unconditional obligation of OEM or an Approved Affiliate to pay the full amount of such Receivable, free of any defense, set-off or counterclaim; and (iv) is not disputed by OEM or any other person, and is not the subject of any legal or arbitral proceeding.

(c)    The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of Supplier as of the date hereof are correctly set forth in Schedule I. Supplier has not (i) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the NYUCC), (ii) except as specified in Schedule I, heretofore changed its name, or (iii) except as specified in Schedule I, heretofore become a “new debtor” (as defined in Section 9-102(a)(56) of the NYUCC) with respect to a currently effective security agreement previously entered into by any other Person.

(d)    With respect to each Receivable purchased by the Purchaser hereunder, the consideration received from the Purchaser in respect of such Receivable represents adequate consideration and fair and reasonably equivalent value for such Receivable.

(e)    Supplier is not in breach of any of its obligations under this Agreement.

5.3    Supplier Covenants.    Supplier hereby covenants and agrees with the other Parties as follows:

(a)    Supplier shall use the System solely to settle the purchase of Eligible Receivables as contemplated by this Agreement and shall not use the System for investment or arbitrage purposes, or for any money laundering purpose, or in contravention of any law or regulation. Supplier shall not use the System in any manner that would violate the Program Terms.

(b)    Supplier shall comply with all relevant laws and regulations applicable to this Agreement and the Purchased Receivables and transactions conducted using the System including, without limitation, all applicable Program Terms and all applicable export control laws, and shall keep its state or other jurisdiction of organization and the office where it keeps its records concerning the Purchased Receivables at the address set forth in Section 6.9. Supplier shall timely and fully perform and comply with all provisions required to be observed by it under the contracts related to the Purchased Receivables and promptly inform Purchaser and Citibank of any breach or default by Supplier of any of the terms hereof or thereof.

(c)    Supplier shall not (i) sell or otherwise dispose of or permit any encumbrance on the Purchased Receivables other than Purchaser’s interest therein, (ii) amend or extend the payment terms of any Purchased Receivable or (iii) take or omit any action that might in any way prejudice or limit Purchaser’s rights with respect to any such Receivable or this Agreement.

(d)    Supplier shall maintain and implement administrative and operating procedures, and keep and maintain all documents, books, records and other information reasonably necessary for the collection of all Purchased Receivables, and with respect to compliance of the underlying commercial transactions with applicable law. Supplier shall retain each record required to be maintained under this Section 5.3(d) during the term of this Agreement and, if applicable, for such longer period as may be required by law. Supplier shall make such procedures, documents, books, records and other information available to Purchaser and its agents, representatives and relevant authorities upon request, and shall allow copies or extracts thereof to be made, as Purchaser deems necessary. All information provided by Supplier to Citibank or Purchaser from time to time in connection with this Agreement shall be true and accurate in all material respects, and Citibank and Purchaser are hereby authorized from time to time to verify information about Supplier.

(e)    Supplier will (i) cause all of its applicable books and records (including, computer and other electronic records) to clearly and accurately reflect that Purchaser has purchased the Purchased Receivables and will not, and will not permit any Person with which it is consolidated for accounting purposes to, account for or otherwise treat the transactions hereunder in any manner other than a true sale and absolute transfer of title and beneficial ownership of the Purchased Receivables, and (ii) at Purchaser’s request, transfer possession to Purchaser of all the receipts, order slips, acceptances, and other records or documentation pertaining to the sale of goods or services to which such Receivables relate. Supplier shall maintain procedures (including, without limitation, an ability to recreate records evidencing specific Purchased Receivables and related contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information that are reasonably necessary for collecting all Purchased Receivables (including, without limitation, records adequate to permit the daily identification of each Purchased Receivable and all collections or adjustments with respect thereto).

(f)    Without at least 30 days’ prior written notice to Citibank and Purchaser, Supplier shall not (i) change its location (as defined in Section 9-307 of the NYUCC), or (ii) change its name from the name shown as its current legal name on Schedule I.

(g)    Supplier hereby irrevocably authorizes Purchaser, in its sole discretion, to file (or cause to be filed) one or more financing statements (and other similar instruments) and amendments thereto, relative to all or any part of the Purchased Receivables, without the signature of Supplier, to the extent permitted by applicable law. If not so permitted by applicable law, or in such other circumstances as Purchaser may reasonably request, Supplier will execute and file any such financing statements and amendments thereto, and such other instruments or notices and take such other actions as Purchaser may reasonably request, as may be necessary or appropriate to perfect and maintain the perfection of Purchaser’s ownership and security interest in such Receivables.

ARTICLE VI: MISCELLANEOUS

6.1    Waivers; Severability.    No delay or failure of any Party hereto in exercising any right, privilege or option under this Agreement shall operate as a waiver of such or of any other right, privilege, or option, if any provision of this Agreement is or becomes illegal or invalid under any applicable law, the validity of the remaining provisions shall not be affected thereby.

6.2    Limitation on Liability.    (a) Citibank and Purchaser shall be entitled to rely on any communication sent by Supplier, irrespective of any error or fraud contained in the communication or the identity of the individual who sent the communication, and shall not be liable for any action taken or omitted in reliance on any notice, direction, consent, certificate, affidavit, statement, designation or other paper or document reasonably believed by it to be genuine and to have been duly and properly signed or presented to it by Supplier.

(b)    Except for liabilities to third parties relating to defense and indemnification obligations hereunder, no Party shall be liable to any other Party or responsible for any loss of business or profits, revenue or goodwill, or any indirect or consequential, special, exemplary or punitive losses or damages, whether arising from negligence, breach of contract or otherwise, even if informed of the possibility of those losses or damages.

(c)    Citibank shall not be liable to Supplier for any Losses arising out of or relating to any of its actions or omissions to act hereunder, except to the extent that any such Losses are caused by Citibank’s gross negligence or willful misconduct. Citibank’s liability for any Losses to Purchaser shall be governed solely and exclusively by the terms of the Servicing Agreement.

(d)    No Party shall be deemed to be in default of any of the obligations required to be performed by it under this Agreement to the extent that performance thereof is delayed, hindered or becomes impossible because of any act of God or public enemy, hostilities, war (declared or undeclared), guerilla activities, terrorist activities, act of sabotage, blockade, earthquake, flood, landslide, avalanche, tremor, ground movement, hurricane, storm, explosion, fire, labor disturbance, riot, insurrection, strike, sickness, accident, civil commotion, epidemic, act of government or its agencies or officers, power interruption or transmission failure or any other cause beyond the reasonable control of such Party.

6.3    No Implied Duties or Warranties.    Citibank shall be obliged to perform such duties and only such duties as are specifically set forth herein, and no implied duties or responsibilities shall be read or implied into this Agreement against Citibank. Notwithstanding any other provision elsewhere contained in this Agreement, Citibank shall have no duties or obligations hereunder to any person or entity other than Purchaser and Supplier and, without limiting the foregoing, does not assume any obligation or relationship of agency or trust hereunder for, or with, Supplier, Purchaser, or any other persons. Except as expressly provided in this Agreement, no representation, warranty, term or condition, express or implied, statutory or otherwise, is given or assumed by Citibank in respect of the Licensed Resources. Without limiting the foregoing, Purchaser and Supplier understand that Citibank is not giving any representation or warranty as to condition, performance, fitness for purpose, suitability, merchantability, quality or otherwise, or of non-infringement, and that the Licensed Resources are provided as is, except as expressly provided herein. Nothing herein shall limit the obligations of Citibank under any other agreement it may have with any other Party or the UST.

6.4    Confidentiality; Inspection Rights of UST.    (a) Each Party agrees to maintain the confidentiality of any Confidential Information (as defined below) of the other Party to which it has access under the System or otherwise under this Agreement, and to use such Confidential Information only for the purposes of exercising its rights and performing its obligations under this Agreement, and not for its own personal gain or benefit. “Confidential Information” shall mean information of a Party that the receiving Party knows or reasonably should know to be confidential to such first Party; provided, however, that the term does not include any information that the receiving Party can demonstrate, by clear and convincing evidence: (i) to be part of the public domain without any breach of this Agreement by the receiving Party; (ii) to be or to become generally known to the general public or organizations engaged in the same or similar businesses as the receiving Party on a non-confidential basis, through no wrongful act of such Party; (iii) to be known by the receiving Party prior to disclosure to it hereunder without any obligation to keep it confidential; (iv) to be disclosed to it by a third party which, to the best of the receiving Party’s knowledge, is not required to maintain the information as proprietary or confidential; (v) to be independently developed by the receiving Party without reference to Confidential Information of the other Party; or (vi) to be the subject of a written agreement whereby the other Party consents to the disclosure of such Confidential Information on a non-confidential basis. Notwithstanding anything to the contrary in this Agreement, UST shall have the right to disclose any documents and information provided to it hereunder to its Representatives and nothing herein shall prevent UST from disclosing any such documents or information to the extent required by any legal requirements or by any subpoena or similar legal process. UST understands that the documents and information may contain commercially sensitive confidential information entitled to an exception from a Freedom of Information Act request.

(b)    Notwithstanding the foregoing, any Party may disclose Confidential Information obtained from any other Party to any authority of competent jurisdiction if disclosure is required pursuant to a court order or instruction of any regulatory or supervisory authority having jurisdiction over it, provided that the disclosing Party shall have given such other Party prompt notice thereof (unless it has a legal obligation to the contrary) so that such other Party may seek a protective order or other appropriate remedy to prevent disclosure.

(c)    At all times during the term of this Agreement, the Supplier shall permit (i) the Lender and its agents, consultants, contractors and advisors, (ii) the Special Inspector General of the Troubled Asset Relief Program, and (iii) the Comptroller General of the United States access to personnel and any books, papers, records or other data delivered to it hereunder or otherwise in its possession, custody or control, in each case to the extent relevant to ascertaining compliance with the terms and conditions set forth herein and the Program Terms, during normal business hours and upon reasonable notice to the Supplier, as the case may be; provided that prior to disclosing any information pursuant to clause (i), (ii) or (iii), the Lender, the Special Inspector General of the Troubled Asset Relief Program and the Comptroller General of the United States shall have agreed, with respect to documents obtained under this Agreement in furtherance of their respective functions, to follow applicable law and regulation (and the applicable customary policies and procedures, including those for inspectors general) regarding the dissemination of confidential materials, including redacting confidential information from the public version of its reports, as appropriate, and soliciting input from the Supplier as to information that should be afforded confidentiality.

6.5     Indemnity.    (a) Supplier shall defend, indemnify and hold harmless Citibank and Purchaser and each of their respective affiliates, employees, directors, officers, and agents (each, an “indemnified party”), from and against all Losses, including Losses relating to the enforcement of this indemnity, arising out of or in any way relating to (i) any breach of Supplier’s representations, warranties or obligations under this Agreement, (ii) Citibank’s or Purchaser’s reliance on any Message sent by Supplier using the System, (iii) any dispute with respect to the commercial transaction giving rise to any Receivable, or (iv) any claim that any Message or other material transmitted or uploaded onto the System by Supplier infringes or misappropriates any third party intellectual property rights, except to the extent that such Losses are caused by the gross negligence or willful misconduct of such indemnified party.

6.6    Assignment; Termination of Citibank as Servicer.      (a) This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that Supplier may not assign any of its rights or obligations hereunder without each Party’s prior written consent, given in its sole discretion. Purchaser shall have the right without the consent of or notice to Supplier to sell, transfer, assign (including by way of security), or grant participations in all or any part of, or any interest in, Purchaser’s obligations, rights and benefits hereunder (provided that, without the consent of Supplier given in its sole discretion, no such assignment shall relieve Purchaser of its obligations hereunder). Purchaser and Supplier agree that Citibank may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub-agents appointed by Citibank and each such sub-agent shall be entitled to the benefits of all provisions of this Section 6 as if set forth in full herein with respect thereto; provided that Citibank agrees that such sub-agents will be selected by it with reasonable care and no such appointment will relieve Citibank of its obligations hereunder.

(b)    Upon the effectiveness of any resignation or other termination of Citibank, as servicer, in accordance with the terms of the Servicing Agreement, Citibank shall have the right, at its election, to terminate its obligations under this Agreement and to terminate Supplier’s access to the Licensed Resources, with immediate effect upon notice to Purchaser and Supplier and the effectiveness of Citibank’s resignation or termination under the Servicing Agreement; provided that upon any such termination of Citibank’s obligations hereunder, the successor servicer under the Servicing Agreement shall be the successor in all respects to Citibank hereunder and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto.

6.7     Termination.    This agreement shall automatically terminate on the Maturity Date (as such date may be extended in accordance with the Program Terms). Following the Payment Notification Cut-Off Date, Supplier shall no longer issue Purchase Offers hereunder and Purchaser will no longer process Purchase Offers from Supplier.

6.8     Survival.    All covenants made herein shall continue in full force and effect so long as any Purchased Receivable remains outstanding. All confidentiality, security and indemnity obligations and all limitation of liability provisions contained in this Agreement shall survive and remain in full force and effect notwithstanding termination of this Agreement.

6.9     Notices.    Except as otherwise expressly contemplated herein, all notices pursuant to this Agreement shall be in writing, duly signed by the Party giving such notice, and shall be delivered, emailed, faxed or mailed, as follows:

If notice is given to Purchaser:

Chrysler Receivables SPV LLC

1000 Chrysler Drive

Auburn Hills, MI 48326

Attn.: General Counsel

CIMS 485-14-78

Phone: (248) 512-3984

Facsimile: (248) 512-1772

If notice is given to Supplier:

Supplier Name:	Shiloh Industries Inc.

Attention:	Tom Dugan
Address:	880 Steel Drive
Valley City, OH 44280
Email:	+mdugan@shiloh.com
Phone:	330-558-2693
Fax:	330-558-2670

If notice is given to Citibank:

Citibank, N.A.

388 Greenwich Street, 25th Floor

New York, NY 10013

Attn: Deborah Bennett

Phone: 212-816-7019

Fax: 212-816-2265

6.10    Entire Agreement; No Third Party Beneficiaries; Amendments.    This Agreement embodies the entire agreement between the Parties relating to the subject matter hereof, and supersedes all prior agreements relating to this subject matter. This Agreement shall not be construed to confer any right, benefit, remedy or claim upon any person or entity other than each Party and their respective successors and permitted assigns; provided, however, that each of the Parties acknowledges and agrees that the Lender shall be an express third party beneficiary of all of Supplier’s representations, covenants and obligations under this Agreement, and may enforce each directly against Supplier as if the Lender were an original party hereto. All amendments and waivers to this Agreement must be in writing and signed by or on behalf of each of the Parties. The Parties have the right to waive any provision hereof in writing.

6.11     Counterparts.    This Agreement may be executed in any number of counterparts (which may be delivered by facsimile or optically-scanned electronic mail attachment), which taken together shall constitute a single copy of this Agreement. Any signature delivered by facsimile or by email in “pdf” format shall be deemed an original signature hereto.

6.12    Governing Law; Jurisdiction.    This Agreement is governed by the laws of the State of New York. The Parties agree that any New York State court or Federal court sitting in New York City or an appellate court having appellate jurisdiction over such courts has non-exclusive jurisdiction to settle any disputes in connection with this Agreement, and submit to the jurisdiction of those courts. Each Party waives: (i) any right to immunity from jurisdiction to which it may be entitled (including, to the extent applicable, immunity from pre-judgment attachment and post-judgment attachment and execution) and (ii) any objection to venue or any claim of inconvenience in connection with a proceeding brought in such a court. Each Party agrees that any service of process or other notice of legal process may be served upon it by mail or hand delivery if sent to its address given for notices in Section 6.9. Each Party agrees that nothing in this Agreement shall affect any other Party’s right to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against such Party in any other jurisdiction. Supplier agrees that final judgment against it in any action or proceeding shall be enforceable in any other jurisdiction by suit on the judgment, a certified copy of which shall be conclusive evidence of the judgment, and any recovery by Purchaser or Citibank pursuant to any judgment that is expressed in or converted into any currency other than U.S. Dollars, shall not discharge the obligation except to the extent that such recovery results in the actual receipt by Purchaser or Citibank, as applicable, in New York of the full amount of U.S. Dollars owed.

6.13 WAIVER OF JURY TRIAL.    THE PARTIES WAIVE ANY RIGHTS THEY MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED ON OR ARISING FROM THIS AGREEMENT.

6.14    Citibank Authorized to Act for Purchaser.    In accordance with the terms of that certain Servicing Agreement dated April 7, 2009 between Purchaser and Servicer (as may be amended, restated and modified from time to time, the “Servicing Agreement” ), Purchaser has appointed Citibank as servicer of the Receivables purchased hereunder. In furtherance of the foregoing, Purchaser hereby confirms, and Supplier hereby agrees, that until and unless instructed in writing to the contrary by Purchaser, Citibank may give or receive any notice or take any action, including exercising any right provided to the Purchaser, hereunder on behalf of Purchaser; provided, however, that Citibank shall not be liable to Supplier for any Losses arising out of or relating to any of its actions or omissions to act hereunder on behalf of Purchaser, except to the extent that any such Losses are caused by Citibank’s gross negligence or willful misconduct.

6.15  Non-Petition.  Each of Citibank and Supplier covenants and agrees that it will not at any time prior to a year and a day after the Maturity Date, (a) commence or institute against the Purchaser or join with or facilitate any other Person in commencing or instituting against the Purchaser, any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, receivership, insolvency or liquidation proceedings, or other similar proceedings under any United States Federal or state, or other jurisdiction, bankruptcy or similar law or statute now or hereafter in effect or (b) participate in any assignment for benefit of creditors, compositions, or arrangements with respect to the Purchaser’s debts.

6.16  Limited Recourse.  Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Purchaser under this Agreement are solely the obligations of the Purchaser and shall be payable solely to the extent of funds received by and available to the Purchaser in accordance with the Security Agreement. No recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, the Purchaser arising out of or based upon this Agreement against any holder of a membership interest, employee, officer or affiliate thereof. The provisions of this Section 6.16 shall survive the termination or expiration of this Agreement.

IN WITNESS WHEREOF, each of the Parties hereto has executed this Agreement as of the date and year written.

Shiloh Industries, Inc.
(Supplier Legal Company Name)

By:	/s/ Thomas M Dugan
(Signature)

Name (printed):	Thomas M Dugan

Title:	Treasurer

Date:	4-27-09

CITIBANK, N.A.

By:
(Signature)

Name (printed):

Title:

Date:

CHRYSLER RECEIVABLES SPV LLC

By:
(Signature)

Name (printed):

Title:

Date:

Schedule I

Supplier Information

A.	Supplier’s Legal Name.

Shiloh Industries Inc.

B.	Supplier’s Jurisdiction of Organization.

Delaware

C.	New Debtor Events[1].

Did you merge with, or acquire all or substantially all of the assets of, another company or person within the preceding 6 months?

Yes ☐

No   ☒

If the answer to the preceding question is Yes:

A.	What is the legal name of the other company or person with which you merged, or from which you acquired such assets?

B.

At the time of such merger or acquisition, was the other company or person subject to any effective security agreement, mortgage, receivables financing or other similar transaction with any other purchaser or creditor?

Yes ☐

No   ☐

1 “New debtor” means a person that becomes bound as debtor by a security agreement previously entered into by another person. A person may become a “new debtor”, if, by operation of law such person acquires or succeeds to all or substantially all of the assets of the other person in connection with a merger or acquisition of assets or similar transaction.

Schedule II

Approved Affiliates

None.

Annex A

Auto Supplier Program Terms

PROGRAM TERMS

1.	THE PROGRAM.

These Program Terms apply to the Auto Supplier Support Program (the “Program”) established by the United States Department of the Treasury (the “Lender” or “UST”) pursuant to the authority granted to it by and under the Emergency Economic Stabilization Act of 2008 (Pub. L. 110-343, enacted October 1, 2008), as amended (“EESA”), in which Chrysler Receivables SPV LLC, a Delaware limited liability company (the “Borrower”), a wholly-owned subsidiary of Chrysler LLC, a Delaware limited liability company (the “OEM”), is a participant.

2.	CERTAIN AGREEMENTS RELATED TO THE PROGRAM.

In connection with the Program, the Lender, the Borrower, the OEM, Citibank, N.A., a national banking association (“Citi”), and Eligible Suppliers (defined below) are entering into certain agreements, including, among others:

(a)    that certain Credit Agreement dated as of April 7, 2009 between the Borrower and the Lender (the “Credit Agreement”);

(b)    that certain Security Agreement, of even date with the Credit Agreement, among the Borrower, the Lender, Citi as servicer for the Borrower pursuant to the Servicing Agreement defined below (in such capacity, the “Servicer”) and Citi as Collateral Agent (in such capacity, the “Collateral Agent”) (the “Security Agreement”);

(c)    that certain Pledge Agreement, of even date with the Credit Agreement, among the OEM, the Lender, the Servicer and the Collateral Agent (the “Pledge Agreement”);

(d)    that certain Servicing Agreement, of even date with the Credit Agreement, between the Servicer and the Borrower (the “Servicing Agreement”);

(e)    from time to time, Supplier Purchase Agreements each among the Borrower, Citi and an Eligible Supplier, in substantially the form attached as Exhibit F of the Credit Agreement (each, a “Supplier Agreement”); and

(f)    that certain Paying Services and Supplier Designation Agreement, of even date with the Credit Agreement, between the OEM and Citi as Paying Agent for the OEM (in such capacity, the “Paying Agent”) (the “Paying Services Agreement”).

All references to the agreements identified above in this Section 2 shall, unless otherwise specified, be deemed to refer to such agreements as amended, supplemented, restated or otherwise modified from time to time, or any successor or replacement agreement which may be entered into from time to time, subject in each case to any applicable limitations specified herein or therein.

3.	DEFINED TERMS.

In addition to the terms previously defined above, the following terms have the following respective meanings:

(a)    “Adverse Claim”: any mortgage, pledge, security interest, hypothecation, assignment, encumbrance or lien of or on any Person’s assets or properties in favor of any other Person, other than a tax, mechanics’ or other lien or encumbrance that attaches by operation of law or any subordinated lien permitted under a Lien Priority Agreement.

(b)    “Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

(c)    “Business Day” means a day other than a Saturday, Sunday, a Federal holiday or other day on which commercial banks in New York City are authorized or required by law to close.

(d)    “Credit Memo Receivable”: means a payment from the OEM to a Supplier representing an adjustment to an existing or past Receivable as a result of missing invoices, incorrect receipt of goods, vendor scrap or other adjustments resulting from price changes, quantity discrepancies or vendor returns.

(e)    “Due Date”: with respect a Payment Instruction or a Payment Notification, the Business Day on which the payment obligation of the OEM in respect of that Payment Instruction or Payment Notification, as the case may be, will be due and payable, that date being the earlier of:

(i)	the date specified in the Payment Instruction or Payment Notification, as the case may be, for payment or if such date is not a Business Day, the first Business Day following that date and

(ii)	the date that is two (2) Business Days before the Maturity Date.

(f)    “Eligible Receivable”: shall mean a Receivable which satisfies the following criteria:

(i)

it constitutes a trade account receivable representing a valid obligation of OEM to make payment in United States Dollars to the Eligible Supplier for goods shipped or delivered or services rendered to the OEM;

(ii)

unless such Receivable is a Credit Memo Receivable, it was originated (A) not before March 19, 2009 and (B) not more than 20 Business Days prior to the Purchase Date thereof in the ordinary course of the Eligible Supplier’s business; provided, however, that the foregoing clause (B) shall not apply to Receivables the Purchase Date of which occurs on or before April 20, 2009;

(iii)

unless such Receivable is a Credit Memo Receivable, it has a Due Date at least 30 days after the date of its origination and not later than the earlier of (A) the date occurring 90 days after the date of its origination and (B) the date 2 Business Days prior to the Maturity Date;

(iv)

it arises under an Underlying Contract (A) which, together with such Receivable, is in full force and effect and constitutes the genuine, legal, valid and binding payment obligation in writing of the OEM, enforceable against the OEM in accordance with its terms and (B) with respect to which, no material default or breach by the OEM under the terms thereof has occurred;

(v)

such Receivable, together with the Underlying Contract related thereto, complied at the time it was originated or made and, as of such Purchase Date, complies in all material respects with all requirements of, and docs not contravene in any material respect any, applicable federal, state or local laws and regulations;

(vi)	it has not been satisfied, subordinated, rescinded, or otherwise compromised;

(vii)	it is not subject to any counterclaim, contra-account, volume rebate, cooperative advertising accrual, deposit or offset;

(viii)

it does not arise from a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or similar transaction and is not subject to repurchase, return, rejection, repossession, loss or damage;

(ix)

it represents a final sale with respect to which the goods giving rise to the Receivable have been delivered to and accepted by the OEM or the service giving rise to the Receivable has been completely performed to the satisfaction of the OEM;

(x)	it is not evidenced by a note or other instrument or chattel paper or reduced to judgment;

(xi)

it is not by contract, subrogation, mechanics’ lien laws or otherwise, subject to claims by the Eligible Supplier’s creditors or other third parties, except for any subordinated liens permitted under a Lien Priority Agreement;

(xii)	it does not constitute a service charge, warranty charge or similar charge;

(xiii)	it does not represent an accord and satisfaction in respect of any prior Receivable;

(xiv)	it has not been amended in any respect such that the Principal Balance thereof has been modified;

(xv)	it is not subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to it;

(xvi)	it is not the subject of any pending or threatened litigation;

(xvii)	it is free and clear of any Adverse Claim other than (x) the security interest therein then being granted to Purchaser or (y) any subordinated liens permitted under a Lien Priority Agreement;

(xviii)	as to which Receivable, all filings (including UCC filings) necessary in any jurisdiction to give the Purchaser a first perfected ownership interest in such Receivable shall have been made;

(xix)

as of the Purchase Date thereof, the Credit Agreement has not terminated and no notice of termination of the Commitment (as defined in the Credit Agreement) has been given by the Lender thereunder; and

(xx)

as of the Purchase Date thereof, the OEM was not the subject of any bankruptcy, insolvency or reorganization proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property;

provided, that, in the context of any representation or warranty made by the OEM or the Borrower in, or pursuant to, any Transaction Document that any Receivable is an Eligible Receivable, the OEM or the Borrower (as the case may be) shall be deemed to have represented and warranted as to the matters set forth in clause (xi) of the definition of “Eligible Receivable” to the knowledge of the OEM and the Borrower; and

provided, further, in the context of any representation or warranty made by any Person in, or pursuant to, any Transaction Document or Supplier Agreement that any Receivable is an Eligible Receivable, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (xvi) (solely with respect to threatened litigation) to the knowledge of such Person; and

provided further, that, in the context of any representation or warranty made by the Eligible Supplier in, or pursuant to, any Supplier Agreement that any Receivable is an Eligible Receivable, the Eligible Supplier shall be deemed to have represented and warranted as to the matters set forth in clauses (xix) and (xx) of the definition of “Eligible Receivable” to the knowledge of the Eligible Supplier; and

provided further, that, in the context of any representation or warranty made by any Person (other than Citi) in, or pursuant to, any Transaction Document or Supplier Agreement that any Receivable is an Eligible Receivable, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (xviii) of the definition of “Eligible Receivable” to the knowledge of such Person.

(g)    “Eligible Supplier”: a Person that:

(i)	is not an Affiliate of the Borrower or the OEM;

(ii)	is a party to an Underlying Contract;

(iii)	has been designated by the OEM as an “Eligible Supplier” in a written notice to the Servicer for participation in the Program;

(iv)	is not an Ineligible Supplier; and

(v)	is (A) a party to a Supplier Agreement, and (B) not in breach of default of any of the representations, warranties or covenants of such Supplier Agreement;

provided that, in the context of any representation or warranty made by the a Person in, or pursuant to, any Supplier Agreement that such Person is an Eligible Supplier, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (iii) of the definition of “Eligible Supplier” to the knowledge of such Person.

(h)    “Executive Order 13324” means Executive Order No. 13224, effective as of September 24, 2001 and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism, 66 Fed. Reg. 49079 (2001).

(i)    “Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

(j)    “Immediate Pay Receivable”: any Purchased Receivable with respect to which the selling Eligible Supplier has elected under the corresponding Supplier Agreement to be paid the Purchase Price at or immediately following the sale of such Purchased Receivable to the Borrower (i.e., Payment Option 1 under the Supplier Agreement).

(k)    “Ineligible Person”: any Person that:

(i)

is named, identified, described on or included on (A) the list of Specially Designated Nationals promulgated by OFAC from time to time or (B) any blocked persons list, designated nationals lists, denied persons list entity list debarred party list, unverified list, sanctions list or other list of Persons with whom United States Persons may not conduct business, including lists published or maintained by the United States Department of Commerce and lists published or maintained by the United States Department of State;

(ii)	is subject to the provisions of, or owned or controlled by or acting for or on behalf of any Person that is subject to the provisions of, Executive Order 13324;

(iii)	commits, threatens or conspires to commit or threaten “terrorism” (as defined in Executive Order 13324);

(iv)

is subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., the foreign assets control regulations of UST (31 C.F.R. Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or regulations promulgated thereunder (including Executive Order 13224 and the USA PATRIOT Act); or

(v)	is an Affiliate of or affiliated with any Person listed above;

provided, that, in the context of any representation or warranty made by the OEM or the Borrower in, or pursuant to, any Transaction Document that any Person is an Eligible Supplier or is not an Ineligible Supplier, the OEM or the Borrower (as the case may be) shall be deemed to have represented and warranted as to the matters set forth in the definition of “Ineligible Person” to the knowledge of the OEM and the Borrower.

(1)    “Ineligible Supplier”: any Person:

(i)	that is an Ineligible Person; or

(ii)

as to which UST has notified the OEM, the Borrower and the Servicer, in its capacity as servicer for the Borrower, in writing that UST has determined, after reasonable consultation with the Borrower and the OEM, that such Person is not eligible for participation in the Program; provided, that such determination shall ultimately rest with UST in its sole discretion, notwithstanding any consultation with the Borrower or OEM.

(m)    “Insolvency Event” means, with respect to a specified Person:

(i)

the commencement of any case, proceeding or other action by such Person (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or

(ii)

the commencement against such Person of any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of 90 days; or

(iii)

the commencement against such Person of any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 90 days from the entry thereof; or

(iv)	such Person (excluding the OEM) taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or

(v)	such Person (excluding the OEM) generally not, or being unable to, or admitting in writing its inability to, pay its debts as they become due; or

(vi)	such Person making a general assignment for the benefit of its creditors.

(n)    “Lien Priority Agreement” means a Lien Priority Agreement between any Supplier and a creditor of such Supplier in the form attached as Exhibit C to the Servicing Agreement.

(o)    “Maturity Date”: April 7, 2010, and any extensions of such date pursuant to the Credit Agreement.

(p)    “OFAC” means the Office of Foreign Assets Control of UST.

(q)    “Pay at Maturity Receivable”: any Purchased Receivable with respect to which the selling Eligible Supplier has elected under the corresponding Supplier Agreement to be paid the Purchase Price at the Due Date thereof (i.e., Payment Option 2 under the Supplier Agreement).

(r)    “Payment Instruction”: as defined in the Paying Services Agreement.

(s)    “Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

(t)    “Principal Balance” of a Receivable means the face amount of such Receivable specified in the associated Payment Instructions.

(u)    “Purchase Date” means, with respect to any Eligible Receivable, the date such Eligible Receivable becomes a Purchased Receivable.

(v)    “Purchase Price”: as defined in the Supplier Agreements.

(w)    “Purchased Receivables”: Eligible Receivables purchased by Borrower from time to time pursuant to any Supplier Agreement.

(x)    “Purchaser”: Borrower, in its capacity as the “Purchaser” under any Supplier Agreement.

(y)    “Receivables” means accounts, instruments, documents, contract rights, general intangibles and chattel paper (as such terms are defined in the Uniform Commercial Code in effect in the State of New York), and all other forms of obligation owing to a Supplier by OEM, whether now existing or hereafter created, that represent bona fide obligations of OEM arising out of the Supplier’s sale and delivery of goods or services, together with the Related Security, and with respect to each of the foregoing, all proceeds thereof.

(z)    “Related Security” means, with respect to any Receivable (i) all of the related Supplier’s interest in any merchandise (including returned merchandise) relating to any sale giving rise to such Receivable and all of the related Supplier’s rights of reclamation or rights to any administrative expense or priority claim under section 503(b)(9) of Title 11 of the United States Code or otherwise with respect to any merchandise relating to any sale giving rise to such Receivable and all administrative claims related thereto arising as a result of any Insolvency Event with respect to the account debtor of any such Receivable; (ii) all security interests or liens and property subject thereto purporting to secure payment of such Receivable; (iii) all tax refunds and proceeds of insurance with respect thereto; (iv) all guaranties, insurance, other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable; and (iv) all books, records and other information relating to such Receivable.

(aa)    “Transaction Documents” has the meaning assigned in the Credit Agreement.

(bb)    “Underlying Contract”: a contract (including a purchase order or invoice) entered into in the ordinary course of business between an Eligible Supplier and the OEM pursuant to which the Eligible Supplier is entitled to receive payments from the OEM for goods and services provided to the OEM.

(cc)    “USA PATRIOT Act”: the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56.

Auto Supplier Support Program

Setup Form – New Supplier Account Setup

All fields are to be completed in English. Those marked with * are mandatory. Please type or print clearly in black or dark blue ink.

1. Payment Option (as designated in the Supplier Purchase Agreement)
* Immediate Payment:	☒	* Payment at Maturity:	☐

2. Company Details
* Company Name (Full, legal registered name, including any suffix, such as “Inc.” Include any DBA in parentheses): Shiloh Industries, Inc.
* Taxpayer ID: 51-0347683
* State Company Is Incorporated, Registered or Licensed In: Delaware
* Address of Company Headquarters: 880 Steel Drive
* City: Valley City	* State: OH	* Zip Code: 44280
Main Phone Number: 330-558-2600
* Chrysler 5-digit Supplier Code for company listed above: 12479
Chrysler 5-digit Supplier Code(s) for any companies subordinate to above: 124798 85643 63769D 63769P 12479D 63769Q

3. Company Bank Account Details (for directing proceeds)
Attach original voided check or copy of bank statement or bank letter. See page 22 for details.
* Bank Name: The PrivateBank & Trust Company
* Bank Account Name: Shiloh Industries Inc.
* Account Number: 2161933
* Bank Routing Number (ABA): 071 006 486
* Bank Account Type: ☒ Checking ☐ Savings
* Address: 70 W. Madison
* City: Chicago	* State/Province: ILL	* Zip Code: 60602

4. Company Primary Contact Details (for service-related matters)
Title (Mr., Ms., etc.): Mr.	* Job Title: Treasurer
* First Name: Thomas
* Last Name: Dugan
* Telephone No. & Ext.: 330-558-2693	* Fax Number: 330-558-2670
* Email Address: TMDUGAN@SHILOH.COM
* Address (street, city and state): 880 Steel Dr. Valley City, OH 44280
* Zip Code: 44280	* Is Primary Contact also to be a User of the system? ☒ Yes ☐ No

Supplier’s Authorized Signatory		Citibank Use Only

* Signature:	/s/ Thomas M Dugan	Signature:

* Name (printed):	Thomas Dugan	Name (printed):

* Date:	Date:

©2008 Citibank, N.A. All rights reserved. Citi and Arc Design and Citibank are trademarks and service marks of Citigroup Inc. or its affiliates, used and registered throughout the world.	Citibank Use Only Referring Buyer Co.: Chrysler Supplier Control No.: CHR

US 3.0 Auto

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